Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 1
EXHIBIT 2.1 DESCRIPTION OF SECURITIES
REGISTERED UNDER SECTION 12 OF THE EXCHANGE

ACT
As of

31 December

2021

ING

Groep N.V.

(“
ING
,”

the “
Company
,”

“
we
,”

“
us
,”

and “
our
”) had

the following

series of
securities registered pursuant

to Section 12(b) of the Act:
Title of each class Trading symbols
Name of each exchange

on which registered
American Depositary Shares ING New York Stock Exchange
Ordinary shares

New York Stock Exchange (i)
3.150% Fixed Rate Senior Notes

due 2022
ING22 New York Stock Exchange
3.950% Fixed Rate Senior Notes

due 2027
ING27 New York Stock Exchange
Floating Rate Senior Notes due 2022 ING22A New York Stock Exchange
Floating Rate Senior Notes due 2023 ING23A New York Stock Exchange
4.100% Fixed Rate Senior Notes

due 2023
ING23 New York Stock Exchange
4.550% Fixed Rate Senior Notes

due 2028
ING28 New York Stock Exchange
3.550% Fixed Rate Senior Notes

due 2024
ING24 New York Stock Exchange
4.050% Fixed Rate Senior Notes

due 2029
ING29 New York Stock Exchange
1.726% Callable Fixed-to-Floating Rate Senior

Notes
due 2027 ING27A New York Stock Exchange
2.727% Callable Fixed-to-Floating Rate Senior

Notes
due 2032 ING32 New York Stock Exchange
Callable Floating Rate Senior Notes due

2027
ING27B New York Stock Exchange

(i)

Not

for

trading,

but

only

in

connection

with

the

registration

of

American

Depositary

Shares

representing

such
ordinary shares, pursuant to

the requirements of the Securities and Exchange

Commission.
Capitalized terms used but not defined herein have the meanings given to them in ING’s annual report on Form 20-F for the fiscal year ended 31 December 2021.
ORDINARY SHARES
The general meeting of shareholders of ING is referred to as the “General Meeting,” which term refers to both the body
consisting of shareholders and other persons

entitled to vote as well as the meeting of shareholders and

other persons
entitled to attend meetings. This section summarizes the material terms of our ordinary shares, including summaries of
certain

provisions

of our

articles

of association

and

applicable

Dutch

law

in

effect

on

the

date

hereof.

They

do

not,
however, describe every aspect of the ordinary shares, the articles of association or Dutch law. References to provisions of our

articles

of association

are

qualified

in

their

entirety

by

reference

to

the

full articles

of association,

an English
translation

of which

has been

filed as

an exhibit

to our

annual report

on Form

20-F for

the year

ended 31

December
2021, as Exhibit 1.1 (incorporated by

reference to Exhibit 99.1 of ING’s

Report on Form 6-K filed on 25 August 2020).

General
As at 31 December 2021, our authorized share capital

was divided into 14,729,000,000 ordinary shares, with a nominal value of EUR 0.01 per ordinary share and 4,571,000,000 cumulative preference shares with a nominal value of EUR 0.01 per cumulative preference share. The ordinary shares

and the cumulative preference shares are each

in registered form.
The outstanding

ordinary shares

are fully

paid and

non-assessable. As

at 31

December,

2021, 3,904,028,549

ordinary
shares were issued and outstanding. In addition,

as at 31 December, 2021, no

cumulative preference shares were issued
and outstanding.
Articles of Association
ING is a holding

company organised

under the laws

of the Netherlands.

Its object and purpose,

as set forth

in article 3
of its Articles of Association, is to participate in, manage, finance, furnish personal or real security for the obligations of
and provide services to

other enterprises and institutions of

any kind, but in

particular enterprises and institutions which
are active in the field of lending, the financial markets, investment and/or other financial services, and to engage in any
activity which

may be

related

or conducive

to the

foregoing.

ING is

registered

under file

number 33231073

with the
Trade Register

of the Chamber of Commerce and the Articles of Association

are available there and on ING’s

website.

Certain Powers of Directors
The Supervisory Board

determines the compensation

of the members of

the Executive

Board within the

framework of
the remuneration policy adopted

by the General Meeting and the

compensation of members of the

Supervisory Board
is determined by the General Meeting. Without prejudice

to their voting rights they may have

if they are a shareholder
of ING, neither members

of the Executive

Board nor members

of the Supervisory Board

will vote on compensation

for
themselves or any other member of their body.

During the term

of their office,

members of

the Supervisory Board

are not allowed

to borrow

or to accept

guarantees
from ING

or any

of its subsidiaries.

Loans that

already exist

upon appointment

as a member

of the Supervisory

Board
however,

may be continued. Subsidiaries of ING however, may in the normal course of their business and on terms that are customary in the sector, provide certain other banking and insurance services to members of the Supervisory

Board.
These services

may

include

services

in

which

the

granting

of credit

is

of a

subordinate

nature,

e.g. credit

cards

and
overdrafts

in current

accounts.

As of

31 December

2021 ING

and its

subsidiaries shall

provide banking

and insurance
products

to

members

of

the

Supervisory

Board

only

in

the

normal

course

of

their

business

and

on

terms

that

are
customary in

the sector

with due observance

of the

applicable company

policies provided

that loans,

guarantees

and
the

like

are

subject

to

the

approval

of

the

Supervisory

Board,

which

has

delegated

its

approval

authority

to

its
Chairperson and the

Vice-Chairperson. Supervisory Board

approval is not

required for

banking and insurance

products
in which the granting of credit is of a secondary

nature, e.g. credit cards and overdrafts

in current accounts.
Members of the Supervisory Board

and members of the Executive

Board with a conflict

of interest may

not participate
in the decision-making with respect

to the matter or

transaction to which the conflict

of interest relates,

and the votes
of such members shall not be taken

into account.

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 2
The Articles

of Association

do not

contain

any

age limits

for

retirement

of the

members

of the

Executive

Board

and
members of the Supervisory Board. The retirement age

for members of the Executive

Board under the (Dutch) pension
plan is the first day of the month that

the individual reaches the age of 67.

Members of the

Executive Board are appointed by

the General Meeting for

a term of

four years and may

be reappointed.

Supervisory Board members shall be nominated for appointment for a maximum of four years and may be reappointed
once for another four

-year period. Without

prejudice to any

current term of appointment

which commenced before

1
January 2017, Supervisory Board members may be nominated for reappointment for an additional period of two years,
which period may subsequently be extended by at most two years. In the event of a reappointment after having served
for two

terms of

four

years

or more,

reasons

must be

given

in the

report of

the Supervisory

Board. The

Supervisory
Board may deviate from the above

in special circumstances at its discretion.
Both members of the Executive Board and members of the Supervisory Board are appointed from a binding nomination by the Supervisory Board.

The General Meeting

may declare

the nomination non-binding

by a resolution

passed by an
absolute majority

of the votes

cast, which majority

represents more

than half of the

issued share capital.

Members of
the Executive Board and the Supervisory

Board are not required to hold any

shares of ING to qualify as such.

Restrictions on share ownership
As of 31

December 2021

there were

no limitations

under Dutch

law or the

Articles of

Association on

the right to

own
Ordinary Shares, including the right of non-Dutch

nationals or residents rights to

hold or exercise voting rights.
General Meeting
Frequency and agenda of General Meetings
ING’s Annual General Meeting

(AGM) is normally held each year in April or May to discuss the course of business in the preceding financial year on the basis of the reports prepared by the Executive Board and the Supervisory Board,

and to
decide on:
• The distribution of dividends or other distributions;

• The appointment and/or reappointment

of members of the Executive Board

and the Supervisory Board;
• Any other items requiring shareholder approval

pursuant to Dutch law; and

• Any

other matters

proposed by

the Supervisory Board,

the Executive

Board or

shareholders

in accordance

with
the Articles of Association.
Main powers of the General Meeting
A General Meeting is held at least once a year.

ING’s Annual General Meeting

is generally held in April or May.
The main topics on which the General Meeting decides are:
•

the

appointment,

suspension

and

dismissal

of

members

of

the

Executive

Board

and

members

of

the
Supervisory Board, subject to a binding nomination or a proposal of the Supervisory Board accounts;
•

the adoption of the annual accounts;
•

the declaration

of dividends, subject

to the power

of the Executive

Board to

allocate part

or all of

the profits
to the reserves –

with approval of

the Supervisory Board –

and the declaration

of other distributions,

subject
to a proposal by the Executive Board

and approved by the Supervisory Board;

•

the (re)appointment of the external

auditor;
•

an amendment of

the Articles of

Association, a

legal merger

or division of

ING Group,

and winding-up of

ING
Group, all subject to a proposal made by the Executive

Board with approval of the Supervisory Board;
•

the issuance

of shares

or rights

to subscribe

for shares,

the restriction

or exclusion

of pre-emptive

rights

of
shareholders,

and delegation

of these

powers to

the Executive

Board, subject

to a

proposal by

the Executive
Board that has been approved by

the Supervisory Board;
•

the authorisation of a repurchase of outstanding

shares and/or a cancellation of shares.

Notice
ING Group

convenes

its General

Meetings by

public notice

via ing.com

at least

42 days

before the

day of

the General
Meeting. All

information

relevant

for

shareholders

is then

made available

via ing.com.

This information

includes

the
notice

of

the

General

Meeting,

the

place

and

time

of

the

meeting,

instructions

on

how

to

attend

the

meeting

and
exercise voting rights,

the agenda, the explanatory notes to the agenda including

the verbatim text of the proposals, as
well as the Annual Report.
This period can be shortened to 10 days if i) ING Group meets the criteria for early intervention measures, ii) resolution
can be

avoided

by means

of a

capital

increase and

iii) a

General Meeting

would be

required

to enable

ING Group

to
issue the required number of shares.

Proposals by shareholders
Shareholders who individually or jointly represent at least 1% of the issued capital may propose items for the agenda of a General Meeting. Such proposals

should be adequately substantiated

under applicable Dutch law.

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 3
Shareholders have the opportunity

to contact ING about the General Meeting, via

a dedicated webpage on ing.com.

Record date
The record date for attending a general

meeting and voting on proposals at that general meeting is the 28th day before the day of the General Meeting. Only those

holding shares on the record date may attend the General Meeting and may participate,

vote

and

exercise

any

other

rights

attached

to

their

shares

in

the

General

Meeting,

regardless

of

any
subsequent sale or purchase of

shares. The record date is

published in the notice

for the General Meeting. If

a shortened
notice period of 10 days is applicable (see ‘Notice’ above),

the record date is two days

after the convocation date.

In accordance

with US

requirements,

the depositary

sets a

record

date for

the American

Depositary Receipts

(ADRs),
which

determines

which

American

Depositary

Receipts

are

entitled

to

give

voting

instructions.

This

record

date

can
differ from the record

date set by ING Group for shareholders.

Attendance
Shareholders may

attend a General Meeting

or may grant a

proxy in writing to

a third party to attend

the meeting and
to vote on

their behalf.

For logistical

reasons, attending

the General Meeting

is subject to

the requirement

that ING is
notified by

the shareholders

in advance

on how

they will

attend. Instructions

to that

effect are

included in

the notice
for the General Meeting.

General Meetings are webcast via ING’s website (www.ing.com), so that shareholders who could not attend the General
Meeting in person can nevertheless follow

the meeting online.
Voting rights on shares
Each share

entitles the

holder to

cast one

vote at

the General

Meeting. The

Articles of

Association do

not restrict

the
voting rights

on any

class of

shares. ING

is not

aware

of any

agreement that

restricts

voting rights

on any

class of

its
shares.
Proxy voting facilities
To

encourage

participation

at

the

General

Meeting,

ING

uses

the

EVO

platform,

an

online

facility

through

which
shareholders

can register

for a

meeting or

appoint a

proxy.

Proxy voting

facilities are

made available

on ing.com.

ING
solicits proxies from its ADR holders

in line with common practice in the US.
Proxy voting forms are

made available on ing.com. By returning

the form, shareholders give a proxy

to an independent
proxy

holder (a

public notary

registered

in the

Netherlands)

to

vote

on their

behalf,

in

accordance

with instructions
expressly given on the proxy form. Submitting these forms is subject to additional conditions as specified on

such forms.

ING Group will send an electronic confirmation

of receipt of the votes to the person

that casts the vote. In addition, on
request made within three months from the date of the General Meeting, ING Group will confirm to the shareholder or a third person

designated by the

shareholder that

the shareholder’s

votes have

been validly recorded

and counted

by
ING Group, if this information is not

already available to the shareholder directly.

Reporting
Resolutions adopted

at a General Meeting

are generally published

on ing.com within one week

following the meeting.
In accordance with the DCGC, the draft minutes of the General Meeting are made available to shareholders

on ing.com
no later than three months after the meeting. Shareholders then have three months to react to the draft minutes. After that, the minutes are adopted by the chairman of the meeting and by a shareholder appointed by that meeting and are made available

on ing.com.

As an

alternative

to minutes,

a notarial

record

of the

business transacted

at the

General
Meeting can be made.

Capital and shares
Capital structure
ING Group’s authorised

share capital consists of ordinary

shares and cumulative preference

shares.

ING Group’s

ordinary

shares

are

listed

on Euronext

Amsterdam

& Brussels.

American depositary

receipts

(ADRs) are
listed on NYSE and administered

by Depositary JP Morgan Chase.
Currently,

only ordinary

shares are

issued. A

call option

to acquire

cumulative preference

shares has

been granted

to
the

ING

Continuity

Foundation

(Stichting

Continuïteit

ING).

Its

role

is

to

ensure

ING's

continuity.

Should

a

hostile
takeover attempt ever occur,

this foundation can exercise its call option right to acquire as many cumulative preference shares as are necessary in order to hold one third

of the total issued share capital.

Stichting

Continuïteit

ING

(ING

Continuity

Foundation),

a

foundation

organised

under

the

laws

of

the

Netherlands,
established in Amsterdam, was

founded on 22 January 1991.

ING

Continuity

Foundation

is

entitled

to

acquire

cumulative

preference

shares

to

be

newly

issued,

provided

that,
following

the issue,

the number

of cumulative

preference

shares

issued may

be no

more than

one third

of the

total
number of

shares issued.

This entitlement

is vested

in the

Articles of

Association of

ING Groep

N.V.

On acquisition

of
cumulative preference

shares, at least 25 percent of the nominal

value must be paid on said shares.

In 2021, the board of ING Continuity Foundation

(the Board) held two meetings, on 21 April and 10 November.

The composition of

the Board is

currently as follows:

Sebastian Kortmann,

chairman of the Board,

Rob van

den Bergh,
Allard Metzelaar and Pieter Witteveen.

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 4
All

Board

members

stated

that

they

meet

the

conditions

regarding

independence

as

referred

to

in

the

Articles

of
Association of ING Continuity Foundation.
ING Group’s

authorised capital is

the maximum amount

of capital allowed

to be issued under

the terms of the

Articles
of Association. New shares in excess

of this amount can only be issued if the Articles of Association are amended.
Issuance of shares
Shares may be issued following a resolution by the General

Meeting. The General Meeting may resolve to delegate

this
authority to

another body

for a period

of time not

exceeding five

years. Each

year,

a proposal

is made to

the General
Meeting to delegate authority to the Executive Board to issue new ordinary shares or to grant rights to subscribe to new
ordinary

shares,

both

with

and

without

pre-emptive

rights

for

existing

shareholders.

On

26

April

2021

the

General
Meeting authorised the

Executive Board

to issue new

ordinary shares

(including the granting

of rights to

subscribe for
ordinary shares, such as warrants or in connection with convertible debt instruments) for a period of

18 months, ending
on 26 October 2022, subject to the following conditions

and limits:
•

No more than

40%* of the

issued share

capital in

connection with

a rights

issue, being a

share offering

to all
shareholders

in

proportion

to

their

existing

holdings

of ordinary

shares.

However,

the

Executive

Board

and
Supervisory Board may exclude certain

shareholders from such a share

offering for practical

or legal reasons.

•

No more than 10% of the issued share capital,

with or without pre-emptive rights of existing

shareholders.
* ING has benchmarked the level of 40% and are in line with the practice of other large financial and globally active corporates.

Specific approval by the General Meeting

is required for any

share issuance exceeding these limits.

The purpose

of this

share issue

authorisation

is to

delegate the

power to

issue new

ordinary

shares to

the Executive
Board, without first

having to obtain the

consent of the General

Meeting. This authorisation

gives ING Group flexibility
in

managing

its

capital

resources,

including

regulatory

capital,

while

taking

into

account

shareholders’

interests

to
prevent dilution of their shares. In

particular, it enables ING Group to respond promptly to

developments in the financial
markets, should circumstances

require that. The Executive

Board and Supervisory Board consider it in the best

interest
of ING Group to have the flexibility

this authorisation provides.
This authorisation

may be used

for any

purpose, including but

not limited to

strengthening capital,

financing, mergers
or acquisitions. However,

the authorisation to

issue ordinary shares

by way

of rights issue cannot

be used for

mergers
or

acquisitions

on

a

share-for-share

basis

as

this

is

incompatible

with

the

concept

of pre

-emptive

rights

for

existing
shareholders.
In line with

market practice,

ING Group currently

intends to

include the following

categories of

shareholders in

such a
rights issue:
1. Qualified and retail investors

in the Netherlands and the US (SEC registered

offering);

2. Qualified investors in EU

member states (and potentially

the UK);

3. Retail investors in EU

member states (and potentially

the UK)

where ING has

a significant retail investor base,

provided
that it is feasible to meet local requirements (in ING’s

2009 rights offering, shares were offered to existing

shareholders
in Belgium, France,

Germany,

Luxembourg, Spain

and the UK,

where ING believed

the vast

majority of retail

investors
were located at that time);

4. Qualified or institutional investors

in Canada and Australia.
Retail investors

in Canada and Australia and investors

in Japan will not be included in such a share offering.

Shareholders who are not allowed,

do not elect, or are unable to subscribe to

a rights offering, are entitled to

sell their
rights in

the market

or receive

any net

financial benefit

upon completion

of a

rump offering

after the

exercise

period
has ended.

The share issue authorisation that will

be proposed to the 2022

General Meeting will be similar to

the current applicable
authorisation described above.

Transfer of shares and transfer restrictions
Shares not included in

the Securities Giro

Transfer

system are

transferred

by means of a

deed of transfer

between the
transferor and the transferee. To

become effective, ING Group has to acknowledge the transfer,

unless ING Group itself
is a party to the transfer. The Articles of Association do not restrict the transfer of ordinary shares, whereas the transfer of

cumulative

preference

shares

is

subject

to

prior

approval

of

the

Executive

Board.

ING

Group

is

not

aware

of

the
existence of any agreement

pursuant to which the transfer

of ordinary shares or American depositary

receipts for such
shares is restricted.

Shares that

are included

in the

Securities Giro

Transfer

system

are transferred

in accordance

with the

Securities Giro
Transfer

Act

(Wet

Giraal

Effectenverkeer).

A

shareholder,

who

wishes

to

transfer

such

shares,

must

instruct

the
securities intermediary where its shares are

administered accordingly.
Repurchase of shares
ING Group may repurchase issued ING shares. Although

the power to repurchase shares is

vested in the Executive Board
and subject to the approval of

the Supervisory Board, prior authorisation from

the General Meeting is

required for these
repurchases. Under Dutch

law,

this authorisation lapses

after a maximum of 18

months. Each year,

a proposal is made
to the General Meeting to authorise the repurchase

of shares by the Executive Board

for a period of 18 months.

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 5
Pursuant

to the

authorisation, no

more than

10 percent

of ING’s

share capital

may be

held as

treasury shares.

When
repurchasing shares, the Executive Board

must observe the

price ranges prescribed in

the authorisation. For the

ordinary
shares, the authorisation

currently in force

stipulates a minimum

price of one eurocent

and a maximum price

equal to
the highest stock

price on the Amsterdam

Stock Exchange

on the date

on which the purchase

agreement is concluded
or on the preceding day of stock market

trading..
Share buyback programme
Following

the

lifting

of

the

ECB’s

restrictions

on

shareholder

remuneration

in

view

of

the

Covid-19

pandemic,

ING
commenced a share-buyback

programme on 1 October

2021. Under this programme

ING repurchased ordinary

shares
of ING Group, with a maximum total value of EUR 1,744 million and for a number of shares not exceeding the authority
granted

by the

General

Meeting

on 26

April 2021.

The purpose

of the

share-buyback

programme

was to

reduce

the
capital of

ING. The

share-buyback programme

was approved

by the

ECB and

is in

compliance with

the Market

Abuse
Regulation. While supporting its customers during the pandemic, ING also succeeded in generating capital and was able to launch the share-buyback programme based on its

strong capital position. As at 31 December 2021,

the total number
of shares

repurchased under

this programme

was 127,627,800

ordinary shares

at an average

price of EUR

12.57 for

a
total consideration

of EUR1,604,245,285.73 and

approximately

92% of the

maximum total

value of

the share buyback
programme was completed.

On 28 February 2022, ING announced it had fully completed the programme,

under which
139,711,040 ordinary shares were repurchased

for a total consideration

of EUR 1,741,696,166.19.
Special rights of control
No

special

rights

of control

referred

to

in

Article 10

of the

directive

of the

European

Parliament

and

the

Council

on
takeover bids (2004/25/EC)

are attached to any

share.
Obligations of shareholders to disclose holdings
Pursuant

to the

Dutch Financial

Supervision Act,

shareholders

and holders

of American

depository receipts

(ADRs) of
ING Group are required

to provide an

update on their holdings

to the Dutch Authority

for the Financial Markets

(AFM)
once their capital interest or voting rights reaches, exceed or falls below the threshold levels of 3%, 5%, 10%, 15%, 20%,
25%, 30%, 40%, 50%, 60%, 75% or 95%.

A notification requirement

also applies if a person’s

capital interest

or voting rights reaches,

exceeds or falls

below the
above-mentioned thresholds as a result of a change in ING’s

total issued share capital or voting rights. Such notification must be made

no later

than the fourth

trading day

after the AFM

has published

ING’s notification

of the change

in its
issued share capital.
The notification will be recorded in a public

register that is held by the AFM and published

on afm.nl/en/.
ING Group

is not

aware of

any investors

(or potential

shareholders) with

an interest

of 3%

or more

other than

those
shown in the ING shares chapter as per year-end 2021.
In addition, any person who

acquires or disposes of a

net short position relating to

the issued share capital of

ING Group,
whether by a

transaction in

shares or

ADRs, or by

a transaction

creating or

relating to

any financial

instrument where
the effect

or one

of the

effects

of the

transaction

is to

confer

a financial

advantage

on the

person entering

into that
transaction in

the event

of a change

in the price

of such

shares or

ADRs, is required

to publicly

notify the AFM

if,

as a
result of such acquisition or disposal, the person’s

net short position reaches, exceeds or falls

below 0.2% of the issued
share capital of ING Group and each

0.1% above that. Each reported net short position equal

to 0.5% of the issued

share
capital

of ING

Group

and any

subsequent

increase

of that

position

by

0.1% will

be made

public via

the short

selling
register on afm.nl/en/.

Change of control provisions
Legal provisions
A

declaration

of

no

objection

from

the

ECB

must

be

obtained

by

anyone

wishing

to

acquire

or

hold

a

participating
interest of at

least 10% in ING

Group and to exercise

control attached

to such a participating

interest. Similarly,

on the
basis of indirect

change of

control statutes

in the various

jurisdictions where

subsidiaries of

ING Group

are operating,
permission

from,

or

notification

to,

local

regulatory

authorities

may

be

required

for

the

acquisition

of

a

substantial
interest in ING Group.

Amendment of the Articles of Association
The General

Meeting may

resolve

to amend

the Articles

of Association

of ING

Group, provided

that the

resolution is
adopted

based

on

a

proposal

of

the

Executive

Board,

which

has

been

approved

by

the

Supervisory

Board.

An
amendment

of

the

Articles

of

Association

is

required

to

be

executed

by

notarial

deed.

The

General

Meeting

2021
resolved to amend the Articles of Association

of ING Group.

The

amendments

were

mainly

related

to

the

implementation

of

the

Dutch

Management

and

Supervision

of

Legal
Entities Act (Wet bestuur en

toezicht rechtspersonen)

that partly entered into

force on 1 July 2021.

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 6
DEBT SECURITIES
Each series of

notes listed

on the New

York

Stock Exchange

and set forth

on the cover

page to ING’s

annual report on
Form 20-F

for

the year

ended

December 31,

2021has been

issued

by

ING.

Each

of these

series of

notes

was

issued
pursuant to

an effective

registration

statement and

a related prospectus

and prospectus supplement

setting forth

the
terms of the relevant series of notes.
The following

table

sets

forth

the dates

of the

registration

statements,

dates

of the

base prospectuses

and dates

of
issuance for each relevant series

of notes (the “
Notes ”).
Series
Registration
Statement
Date of Base
Prospectus Date of Issuance
3.150% Fixed Rate Senior Notes

due
2022 333-202880
March 21, 2017 March 29, 2017
3.950% Fixed Rate Senior Notes

due
2027 333-202880
March 21, 2017 March 29, 2017
Floating Rate Senior Notes due
2022 333-202880
March 21, 2017 March 29, 2017
Floating Rate Senior Notes due
2023 333-227391
September 18, 2018 October 2, 2018
4.100% Fixed Rate Senior Notes

due
2023 333-227391
September 18, 2018 October 2, 2018
4.550% Fixed Rate Senior Notes

due
2028
333-227391 September 18, 2018 October 2, 2018
3.550% Fixed Rate Senior Notes

due
2024 333-227391
September 18, 2018 April 9, 2019
4.050% Fixed Rate Senior Notes

due
2029
333-227391 September 18, 2018 April 9, 2019
1.726% Callable Fixed-to-Floating
Rate Senior Notes due 2027
333-248407 September 4, 2020 April 1, 2021
2.727% Callable Fixed-to-Floating
Rate Senior Notes due 2032
333-248407 September 4, 2020 April 1, 2021
Callable Floating Rate Senior Notes
due 2027
333-248407 September 4, 2020 April 1, 2021
The following description of our Notes is a summary and does not purport to be complete and is qualified in its entirety by the full terms of the Notes.

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 7
Description of the Fixed Rate Notes
The 3.150%

Fixed Rate

Senior Notes

due 2022

(the “
2022 notes
”), the

3.950% Fixed

Rate Senior

Notes due

2027 (the
“ 2027 notes
”), the

4.100% Fixed

Rate Senior

notes due

2023 (the

“
2023 notes
”), the

4.550% Fixed

Rate Senior

Notes
due 2028

(the “
2028 notes
”), the

3.550% Fixed

Rate Senior

Notes due

2024 (the “
2024 notes
”) and

the 4.050% Fixed
Rate Senior Notes due 2029 (the “ 2029 notes ”) (together, the “ fixed rate notes ”) were issued in the aggregate principal amount, and unless

previously redeemed

and cancelled will

mature on the

Maturity Date

and will bear interest

at the
rate per annum, set forth in

the table below:

Aggregate Principal
Amount Maturity Date
Fixed Interest
Rate
2022 notes ..........................................................

$1,500,000,000 March 29, 2022 3.150%
2027 notes ..........................................................

$1,500,000,000 March 29, 2027 3.950%
2023 notes ..........................................................

$1,500,000,000 October 2, 2023 4.100%
2028 notes ..........................................................

$1,250,000,000 October 2, 2028 4.550%
2024 notes ..........................................................

$1,000,000,000 April 9, 2024 3.550%
2029 notes ..........................................................

$1,000,000,000 April 9, 2029 4.050%
Interest

on

the

fixed

rate

notes

will

be

payable

semi-annually

in

arrear

on

the

Fixed

Rate

Interest

Payment

Dates,
commencing on the First Fixed

Rate Interest Payment

Date, set forth in the table

below:
Fixed Rate Interest
Payment Dates
First Fixed Rate
Interest Payment
Date
2022 notes

...........................................................

March

29

and

September
29 of each year
September 29, 2017
2027 notes

...........................................................

March

29

and

September
29 of each year
September 29, 2017
2023 notes

...........................................................

April

2

and

October

2

of
each year
April 2, 2019
2028 notes

...........................................................

April

2

and

October

2

of
each year
April 2, 2019
2024 notes

...........................................................

April

9

and

October

9

of
each year
October 9, 2019
2029 notes

...........................................................

April

9

and

October

9

of
each year
October 9, 2019
The regular record dates for

the fixed rate notes will

be the Business Day

immediately preceding each Fixed Rate

Interest
Payment Date

(or,

if the fixed

rate notes

are held in

definitive form,

the 15th Business

Day preceding

each Fixed

Rate
Interest Payment

Date).

If any

scheduled Fixed

Rate Interest

Payment

Date is

not a

Business Day,

we will

pay interest

on the

next succeeding
Business Day,

but interest

on that payment

will not accrue

during the period

from and

after the scheduled

Fixed Rate
Interest

Payment

Date. If

the Maturity

Date or

date

of redemption

or repayment

is not

a Business

Day,

we may

pay
interest

and

principal

and/or

any

amount

payable

upon

redemption

of

the

fixed

rate

notes

on

the

next

succeeding
Business Day,

but interest on that payment will not accrue during the period from and after such Maturity Date or date
of redemption or repayment. Interest

on the fixed rate notes will be computed on the basis of a 360-day year of twelve
30-day months.

Description of the Floating Rate Notes
The Floating Rate Senior Notes

due 2022 (the “
2022 floating rate

notes
”) and the Floating Rate Senior

Notes due 2023
(the “
2023 floating

rate

notes
”) were

issued in

an aggregate

principal amount,

and unless

previously

redeemed and
cancelled will mature on the Maturity Date,

and will bear interest at the rate

per annum, set forth in the table below:

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 8
Aggregate Principal
Amount Maturity Date Floating Interest Rate
2022 floating rate notes .................

$1,000,000,000

March 29, 2022
LIBOR

plus

1.15%

per
annum
2023 floating rate notes .................

$500,000,000

October 2, 2023
LIBOR plus

1.000% per
annum
Interest

on the

floating rate

notes will

be payable

quarterly-annually

in arrear

on the

Floating Rate

Interest

Payment
Dates, commencing on the First

Floating Rate Interest Payment

Date, set forth in the table below:
Floating Rate Interest
Payment Dates
First Floating Rate
Interest Payment
Date
2022 floating rate notes ....................................

March 29, June 29,
September 29 and
December 29 of each year
June 29, 2017
2023 floating rate notes ....................................

January 2, April 2, July 2
and October 2 of each
year
January 2, 2019
The regular record

dates for the

floating rate notes

will be the Business Day

immediately preceding each

Floating Rate
Interest Payment

Date (or,

if the floating

rate notes

are held in

definitive form,

the 15th Business

Day preceding

each
Floating Rate Interest Payment

Date).

If any Floating Rate Interest Payment

Date, other than the Maturity Date for the floating rate

notes, would fall on a day
that is not

a Business Day,

the Floating Rate Interest

Payment Date

will be postponed

to the next

succeeding Business
Day,

except that

if that

Business Day

falls in

the next

succeeding calendar

month, the

Floating Rate

Interest

Payment
Date will be the immediately preceding Business

Day. If the Maturity

Date or date of redemption or repayment

is not a
Business Day, we may pay interest and principal and/or any amount payable upon redemption of the floating rate notes on the next succeeding Business Day, but interest on that payment will not accrue during the period

from and after such
Maturity Date or date of redempti

on or repayment.

Each interest

period on

the floating

rate

notes will

begin on

(and include)

a Floating

Rate Interest

Payment

Date and
end on (but

exclude) the

following Floating

Rate Interest

Payment

Date (each,

an “
Interest

Period
”); provided

that (i)
with respect to the 2022

floating rate

notes, the first

Interest Period

will begin on and include

March 29, 2017 and will
end on,

but exclude,

June 29,

2017 and

(ii) with

respect to

the 2023

floating rate

notes,

the first

Interest

Period

will
begin on

and include

October 2,

2018 and

will end

on, but

exclude, January

2, 2019.

The interest

determination

date
(“ Interest Determination Date ”) for the first Interest Period will be the second London banking day preceding the Issue
Date and

the Interest

Determination

Date for

each succeeding

Interest

Period will

be on

the second

London banking
day preceding the applicable Interest Reset Date.

“
London banking day
” means any day on

which dealings in

U.S. dollars
are transacted in the London interbank

market.

The initial

Floating Interest

Rate on

the 2022

floating rate

notes will

be equal

to LIBOR,

as determined

on March

27,
2017, plus 1.15% per annum,

and thereafter the

rate of interest

on the 2022 floating

rate notes

will be reset quarterly
on March 29, June 29, September 29 and December 29 in each year (each, a “ 2022 Interest Reset Date ”), provided that the interest rate

in effect from

(and including) March 29,

2017 to (but excluding)

the first 2022 Interest

Reset Date will
be the initial Floating Interest Rate.
The initial

Floating Interest

Rate on

the 2023

floating rate

notes will

be equal

to LIBOR,

as determined

on September
28,

2018,

plus

1.000%

per

annum,

and

thereafter

the

rate

of

interest

on

the

2023

floating

rate

notes

will

be

reset
quarterly on January 2, April 2, July 2 and

October 2 in each year (each, a “
2023 Interest Reset Date ”, and together with
each

2022

Interest

Reset

Date,

each

an

“
Interest

Reset

Date
”),

provided

that

the

interest

rate

in

effect

from

(and
including) October 2, 2018 to (but excludi

ng) the first 2023 Interest

Reset Date will be the initial Floating Interest

Rate.
If any

Interest

Reset Date

would fall

on a

day that

is not a

Business Day,

the Interest

Reset Date

will be postponed

to
the

next

succeeding

Business

Day,

except

that

if that

Business

Day

falls

in

the next

succeeding calendar

month,

the
Interest Reset Date

will be the immediately preceding Business

Day.

Interest on

the floating rate

notes will be

computed on

the basis

of the actual

number of days

in each Interest

Period
and a 360-day year.

The Calculation Agent

for the floating

rate notes

is The Bank of

New York

Mellon acting through

its London branch,

or
its successor appointed

by the Issuer.

The Calculation Agent

will determine the Floating

Interest Rate

for each Interest
Period for the floating

rate notes

by reference

to LIBOR on the applicable

Interest Determination

Date. Promptly upon
such

determination,

the

Calculation

Agent

will

notify

the

Issuer

and

the

trustee

(if

the

Calculation

Agent

is

not

the
trustee) of

the new

interest

rate for

the floating

rate notes.

Upon the

request of

the holder of

any floating

rate note,
the Calculation Agent will provide the Floating Interest Rate then in effect and, if determined, the Floating

Interest Rate
that will become effective on

the next Interest Reset Date.

LIBOR will be determined by the Calculation Agent

in accordance with the following provisions:

(1)
with respect

to any

Interest

Determination

Date, LIBOR

will be

the rate

(expressed

as a

percentage
per annum) for deposits in U.S. dollars having a maturity of three months commencing on the related
Interest

Reset

Date

that

appears

on

Reuters

Page

LIBOR01

as

of 11:00

a.m.,

London

time,

on

that
Interest Determination

Date; and

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 9
(2)
with respect to

an Interest

Determination Date

on which

no rate

appears on

Reuters Page

LIBOR01,
the Calculation Agent will

request the principal

London offices of each of

four major reference

banks
in the

London interbank

market

(which may

include affiliates

of the

underwriters),

as selected

and
identified by

the Issuer,

to provide

its offered

quotation (expressed

as a

percentage per

annum) for
deposits

in

U.S.

dollars

for

the

period

of

three

months,

commencing

on

the

related

Interest

Reset
Date, to

prime banks

in the London

interbank market

at approximately

11:00 a.m., London

time, on
that

Interest

Determination

Date

and

in

a

principal

amount

that

is

representative

for

a

single
transaction

in U.S.

dollars in

that market

at that

time. If

at least

two quotations

are provided,

then
LIBOR on that

Interest Determination

Date will

be the arithmetic

mean (rounded

if necessary

to the
fourth

decimal place

with 0.00005

being rounded

upwards)

of those

quotations.

If fewer

than

two
quotations are provided,

then LIBOR on the Interest

Determination Date will

be the arithmetic mean
of the rates at which the reference

banks were offered at

approximately 11:00 a.m., London

time, on
the Interest Determination

Date deposits in U.S.

dollars for the period

of three months, commencing
on

the

related

Interest

Rest

Date

and

in

a

principal

amount

that

is

representative

for

a

single
transaction

in

U.S.

dollars

in

that

market

at

that

time,

by

leading

banks

in

the

London

inter-bank
market. If

at least

two such

rates are

so provided,

LIBOR on the

Interest

Determination Date

will be
the arithmetic

mean (rounded

if necessary

to the

fourth decimal

place with

0.00005 being

rounded
upwards)

of

such

rates.

If

fewer

than

two

such

rates

are

provided,

then

LIBOR

on

the

Interest
Determination date will be the offered rate for deposits in U.S. dollars for the period of three months, commencing on

the related

Interest

Payment

Date and

in a

principal amount

that is

representative
for a

single transaction

in U.S.

dollars in

that market

at that

time (or arithmetic

mean of

such rates,
rounded as provided above, if more than one rate is provided), at which, at approximately 11:00 a.m.,
London time, on

the Interest

Determination Date,

any one or

more banks (which

bank or banks

is or
are in the

opinion of the

Issuer suitable for

such purpose) informs

the Calculation Agent

it is quoting
to leading banks in the London inter-bank

market. If LIBOR cannot

be determined in accordance with
the foregoing provisions of this paragraph,

LIBOR on the Interest Determination Date

will be LIBOR in
effect with respect to the immediat

ely preceding Interest

Determination Date.
“
Reuters

Page

LIBOR01
” means

the display

that appears

on Reuters

Page

LIBOR01 or

any

page as

may replace

such
page on such

service (or any

successor service) for

the purpose

of displaying

London interbank

offered rates

of major
banks for U.S. dollars.
All percentages resulting from any

calculation of any Floating Interest

Rate will be rounded, if necessary,

to the nearest
one hundred

thousandth of

a percentage

point, with

five one-millionths

of a

percentage point

rounded upward

(e.g.,
9.876545% (or 0.09876545) would

be rounded to 9.87655% (or

0.0987655)), and all dollar amounts

would be rounded
to the nearest cent, with one-half cent being

rounded upward.
All calculations made by the Calculation Agent for the purposes of calculating interest on the floating rate notes shall be conclusive and binding on the holders of the floating

rate notes, the Issuer and the trustee,

absent manifest error.
For any

interest

period, if

LIBOR is

negative, then

it would

reduce the

Floating Interest

Rate payable

for such

interest
period

below

the

specified

margin.

Accordingly,

holders

may

receive

a

Floating

Interest

Rate

that

is

lower

than

the
specified margin.

LIBOR Discontinuation
Notwithstanding the

provisions described

under “— Description

of the Floating

Rate Notes”

above, if,

with respect to
the 2023 floating

rate notes

only,

a Benchmark Event

occurs when

any Floating

Interest Rate

(or any

component part
thereof) remains to be determined by reference to LIBOR, then the Issuer shall use its reasonable endeavors to appoint
and consult

with an

Independent Adviser,

as soon

as reasonably

practicable,

with a

view to

the Issuer

determining a
Successor

Rate,

failing

which

an

Alternative

Rate

and,

in

either

case,

an

Adjustment

Spread,

if

any,

and

Benchmark
Amendments, if any.
If the

Issuer,

following consultation

with the

Independent Adviser,

to the

extent practicable,

and acting

in good

faith,
determines:
(1)
that

there

is

a

Successor

Rate,

then

such

Successor

Rate

shall

(subject

to

adjustment

as

provided
below) subsequently be used in

place of LIBOR to

determine the Floating Interest Rate (or the

relevant
component part thereof) for all future payments

of interest on the 2023 floating rate

notes; or
(2)
that there is no

Successor Rate but

that there is an

Alternative Rate,

then such Alternative

Rate shall
(subject to

adjustment as

provided below)

subsequently be

used in place

of LIBOR to

determine the
Floating Interest Rate (or the

relevant component part thereof) for

all future payments of interest

on
the 2023 floating rate notes.
If

the

Issuer

determines

any

Successor

Rate

or

Alternative

Rate

in

accordance

with

this

section

“—

LIBOR
Discontinuation” fewer

than five (5) Business Days

prior to the relevant

Interest Determination

Date, then the Floating
Interest

Rate

on

such

Interest

Determination

Date

will

be

calculated

using

LIBOR

in

effect

with

respect

to

the
immediately preceding Interest

Determination Date. For subsequent

Interest Periods, the Floating

Interest Rate will be
calculated using the Successor Rate or Alternative

Rate (subject to adjustment

as provided below).
If the

Issuer,

following consultation

with the

Independent Adviser,

to the

extent practicable,

and acting

in good

faith,
determines (i) that an Adjustment Spread is required to be applied to the Successor Rate or the Alternative Rate (as the
case may be) and (ii) the quantum of, or a formula or methodology for determining, such Adjustment Spread, then such
Adjustment Spread

shall be applied

to the Successor

Rate or

the Alternative

Rate (as

the case may

be). If the

Issuer is
unable to determine the quantum of, or a formula or methodology for determining, such Adjustment Spread, then such
Successor Rate or Alternative Reference

Rate, as applicable, will apply without an Adjustment

Spread.
If any

Successor Rate,

Alternative Rate

or Adjustment

Spread is

determined in

accordance with

this section
“— LIBOR
Discontinuation”

and the

Issuer,

following

consultation

with the

Independent

Adviser,

to the

extent

practicable,

and
acting

in

good

faith,

determines

(i)

that

amendments

to

any

terms

and

conditions

of

the

2023

floating

rate

notes,

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 10
including the Successor

Rate or Alternative

Rate, as applicable,

or,

in each case,

the Adjustment Spread,

as well as the
day

count

fraction,

business

day

convention,

the

definitions

of

Business

Day,

London

banking

day,

Interest
Determination Date, Interest Period

or Floating Rate Interest Payment

Date, and any related provisions and definitions,
are necessary to ensure the proper operation of such Successor Rate, Alternative

Rate and/or Adjustment Spread (such
amendments, the “ Benchmark Amendments
”) and (ii) the terms

and conditions of such Benchmark Amendments, then
the Issuer may,

without any requirement for the consent

or approval of holders of the 2023 floating rate

notes, amend
the terms and conditions of

the 2023 floating rate notes to

give effect to such Benchmark Amendments with effect from
the date specified in a notice given in to the Trustee.
Upon receipt of

satisfactory documentation,

the Trustee

and the Calculation

Agent shall, at

the direction and

expense
of

the

Issuer,

effect

such

amendments

as

may

be

required

in

order

to

give

effect

to

this

section

“—

LIBOR
Discontinuation”

pursuant

to

a

supplemental

indenture

or

an

amendment

to

the

Indenture,

or

amendment

to

the
Calculation Agency Agreement, or issuances and authentication of new global or definitive notes in respect of the 2023
floating rate

notes, and

the Trustee

shall not

be liable to

any party

for any

consequences thereof,

save as

provided in
the Indenture

and the

2023 floating

rate

notes. No

consent of

holders of

2023 floating

rate

notes will

be solicited

or
required

in

connection

with

effecting

the

Successor

Rate,

Alternative

Rate,

Adjustment

Spread

or

Benchmark
Amendments, as applicable,

including for the

execution of

any documents,

amendments to the

Indenture, Calculation
Agency Agreement or floating rates notes

or other steps by the Issuer,

the Trustee, the Calculation

Agent or any paying
agent (if required).
The Issuer will,

promptly following

the determination

of any

the Successor Rate,

Alternative Rate,

Adjustment Spread
or

Benchmark

Amendments,

as

applicable,

give

notice

thereof,

which

shall

specify

the

effective

date(s)

for

such
Successor Rate, Alternative Rate,

Adjustment Spread or Benchmark Amendments,

as applicable, and of any changes to
the terms

and conditions

of the

2023 floating

rate

notes to

the Trustee,

the Calculation

Agent, any

paying agent

and
DTC or the holders

of the 2023 floating

rate notes,

as applicable; provided

that failure to

provide such notice will

have
no

impact

on

the

effectiveness

of,

or

otherwise

invalidate,

any

such

determination;

and

provided

further

that

the
determination of

any Successor

Rate, Alternative

Rate, Adjustment

Spread or Benchmark

Amendments, as applicable,
and any other related changes to the 2023 floating rate notes, shall be made in accordance with the Capital Regulations applicable to

the Group

in force

at the

relevant

time. In effecting

any consequential

amendments to

the terms

of the
2023 floating

rate notes

as may

be directed

by the

Issuer in

accordance with

this section

“
— LIBOR Discontinuation”,
neither the

Trustee

nor the

Calculation

Agent shall

be required

to effect

any

amendments

that affects

its respective
own rights, duties or immunities in their respective capacities as Trustee or Calculation

Agent under the Indenture, the
Calculation Agency Agreement or otherwise.
By its acquisition of 2023 floating rate notes, each holder and beneficial owner of the 2023 floating rate notes and each
subsequent holder

and beneficial

owner acknowledges,

accepts, agrees

to be

bound by,

and consents

to, the

Issuer’s
determination of

the Successor

Rate, Alternative

Rate, Adjustment

Spread or

Benchmark Amendments,

as applicable,
as

contemplated

by

this section

“—

LIBOR

Discontinuation”,

and

to

any

amendment

or

alteration

of

the

terms

and
conditions of the 2023 floating rate

notes, including an amendment of the amount

of interest due on the 2023 floating
rate notes,

as may

be required

in order

to give

effect to

this section

“
—
LIBOR Discontinuation”.

The Trustee

shall be
entitled to

rely on this

deemed consent

in connection

with any supplemental

indenture or

amendment which may

be
necessary to effect the Successor Rate, the Alternative Rate the Adjustment Spread or the Benchmark Amendments, as
applicable.
By its

acquisition

of 2023

floating rate

notes,

each holder

and beneficial

owner of

2023 floating

rate

notes and

each
subsequent

holder

and

beneficial

owner

waives

any

and

all

claims

in

law

and/or

equity

against

the

Trustee,

the
Calculation Agent and

any paying agent

for,

agrees not to

initiate a suit

against the Trustee,

the Calculation Agent

and
any paying

agent in

respect of,

and agrees

that neither

the Trustee,

the Calculation

Agent or

any paying

agent will be
liable for,

any action that the Trustee,

the Calculation Agent or any paying

agent, as the case may be, takes,

or abstains
from taking, in each case

in accordance with this

section “
— LIBOR Discontinuation” or any losses suffered in connection therewith.

By its

acquisition

of 2023

floating rate

notes,

each holder

and beneficial

owner of

2023 floating

rate

notes and

each
subsequent holder and beneficial owner agrees that neither the Trustee,

the Calculation Agent or any paying agent

will
have any obligation to determine any Successor Rate, Alternative Rate, Adjustment Spread or

Benchmark Amendments,
as

applicable,

including

in

the

event

of

any

failure

by

the

Issuer

to

determine

any

Successor

Rate,

Alternative

Rate,
Adjustment Spread or Benchmark Amendments,

as applicable.
An Independent Adviser appointed pursuant to this

section “
—
LIBOR Discontinuation” will act in

good faith as an

expert
and (in

the absence

of fraud)

shall have

no liability

whatsoever to

the Issuer,

the Trustee,

the Calculation

Agent, any
paying agent or

the holders of 2023 floating rate

notes for any

determination made by it

or for any advice

given to the
Issuer in connection with any determination

made by the Issuer pursuant to this section

“
— LIBOR Discontinuation”.
Notwithstanding any other provision of this

section “
— LIBOR Discontinuation”, the Issuer may decide that no Successor
Rate,

Alternative

Rate,

Adjustment

Spread

or

Benchmark

Amendments,

as

applicable,

will

be

adopted

if

and

to

the
extent that, in the determination

of the Issuer, such

adoption or amendment could reasonably be expected

to result in
the

exclusion

of

the

2023

floating

rate

notes

(in

whole

or

in

part)

from

the

Issuer’s

and/or

the

Regulatory

Group’s
minimum requirements for (A) own

funds and eligible liabilities and/or (B) loss absorbing

capacity instruments, in each
case as

such minimum

requirements

are applicable

to the

Issuer and/or

the Regulatory

Group and

as determined

in
accordance with, and pursuant to,

the relevant Loss Absorption Regulations.
“ Adjustment Spread
” means

either a

spread (which

may be

positive or

negative), or

the formula

or methodology

for
calculating a spread, in either case, which the Issuer, following consultation with the Independent Adviser, to the extent practicable, and acting in good faith, determines

is required to be applied to the Successor Rate or the Alternative

Rate
(as the

case may

be) to

reduce or

eliminate, to

the extent

reasonably practicable

in the

circumstances, any

economic
prejudice or benefit (as the

case may be) to holders

of 2023 floating rate

notes as a result of the

replacement of LIBOR
with the Successor Rate or the Alternative Rate

(as the case may be) and is the spread, formula

or methodology which:
(i)

in the case of a Successor

Rate, is formally recommended in relation to the replacement of LIBOR with the Successor Rate by any Relevant

Nominating Body;

Contents
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Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 11
(ii)

in

the

case

of

a

Successor

Rate,

if

no

such

recommendation

has

been

made,

or

in

the

case

of

an
Alternative Rate,

the Issuer determines,

following consultation

with the Independent

Adviser,

to the
extent

practicable,

and

acting

in

good

faith,

is

recognized

or

acknowledged

as

being

the

industry
standard

for

over-the-counter

derivative

transactions

which

reference

LIBOR,

where

such

rate

has
been replaced by the Successor Rate or the Alternative

Rate (as the case may be); or
(iii)

if the Issuer determines

that no such

industry standard

is recognized or

acknowledged, the Issuer,

in
its

discretion,

following

consultation

with

the

Independent

Adviser,

to

the

extent

practicable,

and
acting in good faith, determines to

be appropriate.
“ Alternative Rate ” means an alternative benchmark or screen rate which the Issuer determines in accordance with this section

“
—
LIBOR

Discontinuation”

has

replaced

LIBOR

in

customary

market

usage

in

the

international

debt

capital
markets for the purposes of

determining rates of interest (or the

relevant component part thereof) for the

same interest
period and in U.S. dollars.
“ Benchmark Event ” means:
(i)

LIBOR ceasing to be published for a period of at least

five (5) Business Days or ceasing to exist;
(ii)

a public statement

by the administrator

of LIBOR that

it will, by a

specified date within

the following
six

(6)

months,

cease

LIBOR

permanently

or

indefinitely

(in

circumstances

where

no

successor
administrator has been appointed

that will continue publication of LIBOR);
(iii)

a public statement

by the supervisor

of the administrator

of LIBOR that

LIBOR has

been or will,

by a
specified date within the following six (6) months,

be permanently or indefinitely discontinued;
(iv)

a public statement

by the supervisor of

the administrator

LIBOR that means LIBOR

will be prohibited
from being

used or

that its use

will be subject

to restrictions

or adverse

consequences, in

each case
within the following six (6) months; or
(v)

it has become unlawful for any

paying agent, Calculation Agent,

the Issuer or other party to calculate
any payments due to be made to

any holder of 2023 floating rate

notes using LIBOR.
“ Independent Adviser
” means an independent financial

institution of international repute

or an independent financial
adviser with appropriate expertise appointed

by the Issuer.
“ Relevant Nominating Body
” means, in respect of a benchmark or screen rate

(as applicable):
(i)

the

central

bank

for

the

U.S.

dollar,

or

any

central

bank

or

other

supervisory

authority

which

is
responsible for supervising the administrator

of LIBOR; or
(ii)

any working group or committee sponsored by,

chaired

or co-chaired by or constituted at the request
of (a) the central bank for the

U.S. dollar,

(b) any central bank

or other supervisory authority which is
responsible

for

supervising

the

administrator

of

LIBOR,

(c)

a

group

of

the

aforementioned

central
banks or other supervisory authorities or (d) the Financial Stability Board or any part thereof.
“
Successor

Rate
”

means

a

successor

to

or

replacement

of

LIBOR

which

is

formally

recommended

by

any

Relevant
Nominating Body.
Description of the Callable Fixed-to-Floating and

the Callable Floating Rate Notes
The 1.726% Callable Fixed-to-Floating Rate

Senior Notes due 2027 (the “
2027 fixed-to-floating notes ”) and the 2.727%
Callable

Fixed-to-Floating

Rate

Senior

Notes

due

2032

(the

“
2032

fixed-to-floating

notes
”)

(together,

the

“fixed-to-
floating

rate

notes”)

were issued

in the

applicable

aggregate

principal

amount,

and unless

previously

redeemed and
cancelled, will mature

on the applicable

Maturity Date

and, from (and

including) the Issue

Date to

(but excluding)

the
applicable Call

Date (the

“
Fixed Rate

Period
”),

will bear

interest

at the

applicable Fixed

Interest

Rate per

annum, set
forth in the table below:

Aggregate Principal
Amount
Maturity
Date
Fixed

Interest
Rate

Call
Date

2027 fixed-to-floating rate
notes ................................

$1,100,000,000 April 1, 2027 1.726% April 1, 2026
2032 fixed to-floating rate
notes ................................

$750,000,000 April 1, 2032 2.727% April 1, 2031
From

(and

including)

the

applicable

Call

Date

to

(but

excluding)

the

applicable

Maturity

Date,

each

of

the

fixed-to-
floating notes will bear interest at the applicable rate per annum equal to the applicable Floating Interest

Rate set forth
in the table below:

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 12
Floating Interest Rate
2027 fixed-to-floating notes ..........................

The sum of (A) the SOFR Index Average

(as defined below), as
determined, with respect to each Floating

Rate Interest Period
(as defined below), on the applicable Floating Rate Interest
Determination Date (as defined below),

and (B) 1.005% per
annum, provided

that the Floating Interest Rate

with respect to
any Floating Rate Interest

Period shall be subject to a minimum
rate per annum

of 0.00% (the “
Minimum Rate ”).
2032 fixed-to-floating notes ..........................

The sum of (A) the SOFR Index Average,

as determined, with
respect to each Floating Rate Interest

Period, on the applicable
Floating Rate Interest Determination

Date, and (B) 1.316% per
annum, subject to the Minimum Rate.
The Callable Floating

Rate Senior Notes

due 2027 (the “
2027 floating rate

notes
” and, together

with the 2022 floating
rate notes

and the 2023

floating rate

notes, the “
floating rate

notes
”) will be issued

in an aggregate

principal amount
of $400,000,000, and unless previously redeemed and cancelled, will mature on April

1, 2027 (the “
Maturity Date ” with
respect to the 2027

floating rate

notes), and will bear interest

at a floating rate

per annum equal to

the sum of (A) the
SOFR Index Average, as

determined, with respect to each

Floating Rate Interest

Period, on the applicable Floating Rate
Interest Determination

Date, and (B) 1.010% per annum (the “
Floating Interest Rate ” with respect to the 2027 floating
rate notes),

subject to

the Minimum Rate.

The “Call Date”

with respect to

the floating

rate notes

is April 1,

2026. The
“ SOFR Index Average
” for each Floating

Rate Interest

Period shall be equal to

the value of the SOFR rates

for each day
during the relevant Floating Rate

Interest Period as calculated

by the Calculation Agent.
The “ Floating Rate Period ” shall be (i) for each series of fixed-to-floating rate notes, the period from (and including) the applicable Call Date to

(but excluding) the

applicable Maturity Date

and (ii) for the 2027

floating rate

notes, the period
from (and including) the Issue Date to (but excluding)

the applicable Maturity Date.
With respect

to

the applicable

Fixed

Rate

Period,

interest

on each

of the

fixed-to-floating

rate

notes will

be payable
semi-annually in

arrear on

April 1

and October

1 of

each year,

commencing on

October 1,

2021, and

ending on

(and
including)

the

applicable

Call

Date

(each

a

“
Fixed

Rate

Interest

Payment

Date
”); provided

that

if any

Fixed

Interest
Payment Date would

fall on a day that

is not a Business Day (as defined below), the

related payment

of interest will be
made on

the next

succeeding

Business

Day

as if

made on

the date

that

such payment

was

due, and

no interest

will
accrue on such amount payable during the period from

and after the applicable Fixed Rate

Interest Payment

Date.

With

respect

to

the

applicable

Floating

Rate

Period

(i)

interest

on

the

fixed-to-floating

2027

notes

will

be

payable
quarterly in

arrear on

July 1, 2026,

October 1,

2026, January

1, 2027 and

the applicable

Maturity Date,

(ii) interest

on
the fixed-to-floating 2032 notes will be payable quarterly in arrear on July 1,

2031, October 1, 2031, January 1,

2032 and
the applicable Maturity Date

and (iii) interest

on the 2027 floating rate

notes will be will be payable

quarterly in arrear
on every January 1,

April 1, July

1 and October 1

in each year, commencing on July 1,

2021, and ending on

(and including)
the applicable Maturity Date (each a

“
Floating Rate Interest Payment Date
” and, together with each

Fixed Rate Interest
Payment Date,

an “
Interest Payment

Date
”); provided that

if any Floating

Rate Interest

Payment Date

(other than the
applicable Maturity

Date or

any date

of redemption

or repayment)

would fall

on a

day that

is not

a Business

Day (as
defined below), such Floating Rate Interest Payment

Date will be postponed to the next succeeding Business Day.

If the
next

succeeding

Business

Day

falls

in

the

next

calendar

month,

however,

then

the

relevant

Floating

Rate

Interest
Payment

Date

(other

than

the

applicable

Maturity

Date

or

any

date

of

redemption

or

repayment)

shall

be

brought
forward to the immediately preceding

day that is a Business Day.

The regular record

dates for the

notes will be the Business

Day immediately preceding

each Interest Payment

Date for
each series (or, if the notes

are held in definitive form, the 15th Business

Day preceding each Interest

Payment Date).
If the Maturity Date or date of redemption or repayment is not a Business Day,

the Issuer will pay interest and principal
and/or any

amount payable

upon redemption

of the notes

on the next

succeeding Business

Day,

but interest

on such
payment

will

not

accrue

during

the

period

from

and

after

such

original

Maturity

Date

or

date

of

redemption

or
repayment.

During the

applicable Fixed

Rate Period,

interest

on each

of the

fixed-to-floating

rate

notes will

be computed

on the
basis of a 360-day year of twelve 30-day

months.

During the

applicable Floating

Rate Period,

interest

on each

of the

notes will

be computed

on the

basis of

the actual
number of days in each Interest

Period and a 360-day year.

“Business Day” means any weekday, other than one on which banking institutions are authorized or obligated by law or executive order to close in London,

England, Amsterdam, the Netherlands or in the

City of New York, United

States.
During

the

applicable

Floating

Rate

Period,

the

interest

period

with

respect

to

each

of

the

notes

will

begin

on

(and
include) a Floating

Rate Interest

Payment Date

and end on

(but exclude)

the following

Floating Rate

Interest Payment
Date (each, a “
Floating Rate Interest

Period
”); provided, however,

that the initial Floating

Rate Interest

Period (i) with
respect

to

the

fixed-to-floating

rate

notes

will

be

the

period

from

(and

including)

the

applicable

Call

Date,

to

(but
excluding)

the initial

Floating Rate

Interest

Payment

Date, and

(ii) with

respect to

the floating

rate

notes,

will be

the
period from (and

including) the Issue

Date, to (but excluding)

the initial Floating

Rate Interest Payment Date. The floating
rate interest

determination date

(“
Floating Rate

Interest

Determination Date
”) for each

Floating Rate

Interest Period
will be on the

fifth U.S. Government

Securities Business Day

(as defined below)

preceding the applicable

Floating Rate
Interest Payment

Date. “
U.S. Government

Securities Business Day
” means any day

except for

a Saturday,

Sunday or a
day on which the Securities

Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day

for purposes of trading in U.S. government

securities.
“ SOFR
” means, with

respect to

any day

(including any

U.S. Government

Securities Business

Day), the

rate determined
by the

Calculation Agent,

as the

case may

be, in

accordance

with the

following

provisions:

(i) the

Secured

Overnight

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 13
Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE
Page, then

the Secured

Overnight Financing

Rate published

at the

SOFR Determination

Time, as

such rate

is reported
on

the

Reuters

Page

USDSOFR=

or,

if

no

such

rate

is

reported

on

the

Reuters

Page

USDSOFR=,

then

the

Secured
Overnight Financing

Rate that

appears at

the SOFR Determination

Time on the

NY Federal

Reserve’s

Website; or

(ii) if
the rate

specified in

(i) above

does not

appear,

the SOFR

published on

the NY

Federal Reserve’s

Website

for the

first
preceding U.S. Government Securities Business Day for which SOFR was published on the NY

Federal Reserve’s Website.
Terms Applicable

to the 2024 Notes and the 2029 Notes
Agreement and Acknowledgement with Respect

to the Exercise of Dutch Bail-in Power
With a view to Article 55 of the Directive 2014/59/EU of the

European Parliament and of the Council (the “
Bank
Recovery and Resolution Directive ” or “ BRRD
”), the Issuer has included the following two paragraphs

in the terms of
the notes:
(a)

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges,
agrees to be bound by,

and consents to the exercise of,

any Dutch Bail-in Power by

the relevant resolution authority
that may result in the cancellation

of all, or a portion, of the principal amount of,

or interest on, the notes and/or

the
conversion of all, or a portion, of the principal amount

of, or interest

on, the notes into shares or other securities

or
other obligations of the Issuer or another person,

including by means of a variation to the terms of the notes

or any
expropriation of the notes, in each case,

to give effect to the exercise

by the relevant resolution

authority of such
Dutch

Bail-in Power (whether at the point

of non-viability or as taken together

with a resolution action). Each holder
and beneficial owner of a note or any interest

therein further acknowledges and agrees that

the rights of the holders
and beneficial owners of the notes are

subject to, and will be varied, if necessary,

so as to give effect to, the

exercise
of any Dutch Bail-in Power by the

relevant resolution authority.

In addition, by acquiring any notes, each holder and
beneficial owner of a note or any interest

therein further acknowledges, agrees to be bound

by, and consents

to the
exercise by the relevant

resolution authority of,

any power to suspend any payment

in respect of the notes for a
temporary period.
(b)

For these purposes, a “
Dutch Bail-in Power
” is any statutory write-down

and/or conversion

power existing
from time to time under any laws,

regulations, rules or requirements relating

to the resolution of banks, banking
group companies, credit institutions

and/or investment firms incorporated

in The Netherlands in effect and applicable
in The Netherlands to the Issuer or other members of the Group,

including but not limited to any such laws,
regulations, rules or requirements

that are implemented, adopted

or enacted within the context of a European

Union
directive or regulation of the European

Parliament and of the Council establishing

a framework for the recovery

and
resolution of credit institutions and investment

firms (including but not limited to the BRRD and Regulation

(EU) No
806/2014 of the European Parliament and of the Council

(the “
SRM Regulation ”)) and/or within the context of a
Dutch resolution regime under the Dutch

Intervention Act and any amendments

thereto, or otherwise, pursuant

to
which obligations of a bank, banking group

company,

credit institution or investment firm

or any of its affiliates can be
reduced, cancelled and/or converted

into shares or other securities or obligations

of the obligor or any other person
(whether at the point of non-viability or as taken

together with a resolution action) or may

be expropriated (and a
reference to the “ relevant resolution authority
” is to any authority with the ability to exercise

a Dutch Bail-in Power).
The Dutch Bail-in Power may be imposed

without any prior notice by the relevant

resolution authority of its decision
to exercise such power.

No principal of, or interest

on, the notes shall become due and payable

after the exercise of
any Dutch Bail-in Power by the

relevant resolution authority

except as permitted under the laws

and regulations of
The Netherlands and the European Union applicable to

the Issuer.
In addition, the exercise of any

Dutch Bail-In Power may require

interests in the notes and/or

other actions
implementing any Dutch Bail-In Power

to be held or taken, as the case

may be, through clearing systems,
intermediaries or persons other than DTC.
See also “Risk Factors — Under the terms of the

notes, you have agreed

to be bound by the exercise of any

Dutch Bail-
in Power by the relevant

resolution authority” in the applicable prospectus supplement.

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein, to the extent permitted

by
the Trust Indenture

Act, shall be deemed to waive any and all claims against

the trustee for,

and to agree not to
initiate a suit against the trustee

in respect of, and to

agree that the trustee shall not be liable for,

any action that the
trustee takes, or abstains

from taking, in either case in accordance with the exe

rcise of the Dutch Bail-in Power

by the
relevant resolution authority

with respect to the notes.
The Issuer shall provide a written notice directly

to DTC as soon as practicable

of any exercise of the Dutch

Bail-in
Power with respect to the notes

by the relevant resolution authority

for purposes of notifying holders of such
occurrence, including the amount of any

cancellation of all, or a portion, of the principal amount of,

or interest on,
such capital securities. The Issuer shall also deliver a copy of such notice to the trustee for information

purposes.
Failure to provide such

notices will not have any impact on the effectiveness

of, or otherwise invalidate,

any such
exercise of the Dutch Bail-in Power.
By acquiring any notes, each holder of the notes

acknowledges and agrees that the exercise

of the Dutch Bail-in Power
by the relevant resolution

authority with respect to the notes shall not give rise

to a default for purposes of Section
315(b) (Notice of Defaults) and Section 315(c) (Duties of the Trustee

in Case of Default) of the Trust

Indenture Act.
By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges and agrees
that, upon the exercise of any

Dutch Bail-in Power by the relevant

resolution authority,

(a) the trustee shall not be
required to take any

further directions from holders of the notes

under Section 5.15 (
Control by Holders ) of the
Indenture and (b) the Indenture shall impose

no duties upon the trustee whatsoever

with respect to the exercise

of
any Dutch Bail-in Power by the

relevant resolution authority.

If holders or beneficial owners of the notes

have given a
direction to the trustee pursuant

to Section 5.15 of the Indenture prior to the exercise

of any Dutch Bail-in Power

by
the relevant resolution authority,

such direction shall cease to be of further effect

upon such exercise of any

Dutch
Bail-in Power and shall become null and void

at such time. Notwithstanding the foregoing,

if, following the completion
of the exercise of the Dutch Bail

-in Power by the relevant

resolution authority,

the notes remain outstanding (for
example, if the exercise

of the Dutch Bail-in Power results

in only a partial write-down of the principal of the notes),

Contents
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Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 14
then the trustee’s

duties under the Indenture shall remain applicable with respect to the notes following such
completion to the extent that the

Issuer and the trustee shall agree.
By acquiring any of the notes, each holder of the notes

shall be deemed to have (a) consented

to the exercise of any
Dutch Bail-in Power as it may be imposed

without any prior notice by the relevant

resolution authority of its decision
to exercise such power

with respect to the relevant notes

and (b) authorized, directed and requested

DTC and any
direct participant in DTC or other intermediary

through which it holds the relevant

notes to take any

and all necessary
action, if required, to implement the exercise

of any Dutch Bail-in Power with respect

to the relevant notes as

it may
be imposed, without any further action or direction on the

part of such holder or the trustee.
Under the terms of the 2024 and 2029 notes, the exercise

of the Dutch Bail-in Power by the relevant

resolution
authority with respect to the relevant

notes will not be an Event of Default

(as defined in the Indenture).
Terms Applicable

to the 2023 Notes, the 2028 Notes and the 2023 Floating

Rate Notes
Agreement and Acknowledgement with Respect

to the Exercise of Dutch Bail-in Power

With a view to Article 55 of the Directive 2014/59/EU of the

European Parliament and of the Council (the “
Bank
Recovery and Resolution Directive ” or “ BRRD
”), the Issuer has included the following two paragraphs

in the terms of
the notes:
(a)

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein
acknowledges, agrees to be bound by,

and consents to the exercise

of, any Dutch

Bail-in Power by the
relevant resolution authority

that may result in the cancellation of all, or

a portion, of the principal
amount of, or interest

on, the notes and/or the conversion

of all, or a portion, of the principal amount
of, or interest

on, the notes into shares or other securities or other

obligations of the Issuer or
another person, including by means of a variation

to the terms of the notes or any expropriation

of
the notes, in each case, to give effect

to the exercise by the

relevant resolution authority

of such
Dutch Bail-in Power (whether at

the point of non-viability or as taken

together with a resolution
action). Each holder and beneficial owner of a note or any

interest therein further acknowledges

and
agrees that the rights of the holders and

beneficial owners of the notes are subject

to, and will be
varied, if necessary,

so as to give effect to, the

exercise of any

Dutch Bail-in Power by the relevant
resolution authority.

In addition, by acquiring any notes, each holder and beneficial owner of a note
or any interest therein

further acknowledges, agrees to be bound by,

and consents to the exercise

by
the relevant resolution authority

of, any power

to suspend any payment in respect

of the notes for a
temporary period.

(b)

For these purposes, a “
Dutch Bail-in Power
” is any statutory write-down

and/or conversion

power
existing from time to time under any

laws, regulations, rules or requirements

relating to the
resolution of banks, banking group companies,

credit institutions and/or investment

firms
incorporated in The Netherlands

in effect and applicable in The Netherlands to

the Issuer or other
members of the Group, including but not limited

to any such laws, regulations,

rules or requirements
that are implemented, adopted

or enacted within the context of a European

Union directive or
regulation of the European Parliament

and of the Council establishing a framework

for the recovery
and resolution of credit institutions and investment

firms (including but not limited to the BRRD and
Regulation (EU) No 806/2014 of the European

Parliament and of the Council (the “
SRM Regulation ”))
and/or within the context of a Dutch

resolution regime under the Dutch Intervention

Act and any
amendments thereto, or otherwise, pursuant

to which obligations of a bank, banking group

company,
credit institution or investment

firm or any of its affiliates can be reduced,

cancelled and/or
converted into shares

or other securities or obligations of the obligor or any

other person or may be
expropriated (and a reference

to the “
relevant resolution authority ” is to any authority with the ability to exercise a Dutch

Bail-in Power).

The Dutch Bail-in Power may be imposed

without any prior notice by the relevant

resolution authority of its decision
to exercise such power.

No principal of, or interest

on, the notes shall become due and payable

after the exercise of
any Dutch Bail-in Power by the

relevant resolution authority

except as permitted under the laws

and regulations of
The Netherlands and the European Union applicable to

the Issuer.

In addition, the exercise of any

Dutch Bail-In Power may require

interests in the notes and/or

other actions
implementing any Dutch Bail-In Power

to be held or taken, as the case

may be, through clearing systems,
intermediaries or persons other than DTC.

See also “Risk Factors — Under the terms of the

notes, you have agreed

to be bound by the exercise of any

Dutch Bail-
in Power by the relevant

resolution authority” in the applicable prospectus supplement.

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein, to the extent permitted

by
the Trust Indenture

Act, shall be deemed to waive any and all claims against

the trustee for,

and to agree not to
initiate a suit against the trustee

in respect of, and to

agree that the trustee shall not be liable for,

any action that the
trustee takes, or abstains

from taking, in either case in accordance with the exercise

of the Dutch Bail-in Power by the
relevant resolution authority

with respect to the notes.

The Issuer shall provide a written notice directly

to DTC as soon as practicable

of any exercise of the Dutch

Bail-in
Power with respect to the notes

by the relevant resolution authority

for purposes of notifying holders of such
occurrence, including the amount of any

cancellation of all, or a portion, of the principal amount of,

or interest on,
such capital securities. The Issuer shall also deliver a copy of such notice to the trustee for information

purposes.
Failure to provide such

notices will not have any impact on the effectiveness

of, or otherwise invalidate,

any such
exercise of the Dutch Bail-in Power.

By acquiring any notes, each holder of the notes

acknowledges and agrees that the exercise

of the Dutch Bail-in Power
by the relevant resolution

authority with respect to the notes shall not give

rise to a default for purposes of
Section 315(b) (Notice of Defaults) and Section 315(c) (Duties

of the Trustee in Case of Default)

of the Trust Indenture
Act.

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges and agrees
that, upon the exercise of any

Dutch Bail-in Power by the relevant

resolution authority,

(a) the trustee shall not be

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 15
required to take any

further directions from holders of the notes

under Section 5.15 (
Control by Holders ) of the
Indenture and (b) the Indenture shall impose

no duties upon the trustee whatsoever

with respect to the exercise

of
any Dutch Bail-in Power by the

relevant resolution authority.

If holders or beneficial owners of the notes

have given a
direction to the trustee pursuant

to Section 5.15 of the Indenture prior to the exercise

of any Dutch Bail-in Power

by
the relevant resolution authority,

such direction shall cease to be of further effect

upon such exercise of any

Dutch
Bail-in Power and shall become null and void

at such time. Notwithstanding the foregoing,

if, following the completion
of the exercise of the Dutch Bail

-in Power by the relevant

resolution authority,

the notes remain outstanding (for
example, if the exercise

of the Dutch Bail-in Power results

in only a partial write-down of the principal of the notes), then the trustee’s

duties under the Indenture shall remain applicable with respect to the notes following such
completion to the extent that the

Issuer and the trustee shall agree.

By acquiring any of the notes, each holder of the notes

shall be deemed to have (a) consented

to the exercise of any
Dutch Bail-in Power as it may be imposed

without any prior notice by the relevant

resolution authority of its decision
to exercise such power

with respect to the relevant notes

and (b) authorized, directed and requested

DTC and any
direct participant in DTC or other intermediary

through which it holds the relevant

notes to take any

and all necessary
action, if required, to implement the exercise

of any Dutch Bail-in Power with respect

to the relevant notes as

it may
be imposed, without any further action or direction on the

part of such holder or the trustee.

Under the terms of each of the 2023 notes, the 2028 notes

and the 2023 floating rate notes,

the exercise of the Dutch
Bail-in Power by the relevant

resolution authority with respect to the relevant

notes will not be an Event of Default

(as
defined in the Indenture).

Terms applicable

to the 2022 Notes, the 2027 Notes and the 2022 Floating

Rate Notes
Agreement and Acknowledgement with Respect

to the Exercise of Dutch Bail-in Power
With a view to Article 55 of the Directive 2014/59/EU of the

European Parliament and of the Council (the “
Bank
Recovery and Resolution Directive ” or “ BRRD
”), the Issuer has included the following two paragraphs

in the terms of
the notes:

(a)

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges,
agrees to be bound by,

and consents to the exercise of,

any Dutch Bail-in Power by

the relevant resolution authority
that may result in the cancellation

of all, or a portion, of the principal amount of,

or interest on, the notes and/or

the
conversion of all, or a portion, of the principal amount

of, or interest

on, the notes into shares or other securities

or
other obligations of the Issuer or another person,

including by means of a variation to the terms of the notes

or any
expropriation of the notes, in each case,

to give effect to the exercise

by the relevant resolution

authority of such
Dutch Bail-in Power.

Each holder and beneficial owner of a note or any

interest therein further acknowledges

and
agrees that the rights of the holders and

beneficial owners of the notes are subject

to, and will be varied, if necessary,
so as to give effect to,

the exercise of any Dutch

Bail-in Power by the relevant

resolution authority.

In addition, by
acquiring any notes, each holder and beneficial owner

of a note or any interest

therein further acknowledges, agrees
to be bound by,

and consents to the exercise by

the relevant resolution authority

of, any power to

suspend any
payment in respect of the notes for

a temporary period.
(b)

For these purposes, a “
Dutch Bail-in Power
” is any statutory write-down

and/or conversion

power existing
from time to time under any laws,

regulations, rules or requirements relating

to the resolution of banks, banking
group companies, credit institutions

and/or investment firms incorporated

in The Netherlands in effect and applicable
in The Netherlands to the Issuer or other members of the Group,

including but not limited to any such laws,
regulations, rules or requirements

that are implemented, adopted

or enacted within the context of a European

Union
directive or regulation of the European

Parliament and of the Council establishing

a framework for the recovery

and
resolution of credit institutions and investment

firms (including but not limited to the BRRD and Regulation

(EU) No
806/2014 of the European Parliament and of the Council

(the “
SRM Regulation ”)) and/or within the context of a
Dutch resolution regime under the Dutch

Intervention Act and any amendments

thereto, or otherwise, pursuant

to
which obligations of a bank, banking group

company,

credit institution or investment firm

or any of its affiliates can be
reduced, cancelled and/or converted

into shares or other securities or obligations

of the obligor or any other person
or may be expropriated (and

a reference to the “
relevant resolution authority ” is to any authority with the ability to exercise a Dutch Bail-in Power).

The Dutch Bail-in Power may be imposed

without any prior notice by the relevant

resolution authority of its decision
to exercise such power.

No principal of, or interest

on, the notes shall become due and payable

after the exercise of
any Dutch Bail-in Power by the

relevant resolution authority

except as permitted under the laws

and regulations of
The Netherlands and the European Union applicable to

the Issuer.

In addition, the exercise of any

Dutch Bail-In Power may require

interests in the notes and/or

other actions
implementing any Dutch Bail-In Power

to be held or taken, as the case

may be, through clearing systems,
intermediaries or persons other than DTC.

See also “Risk Factors — Under the terms of the

notes, you have agreed

to be bound by the exercise of any

Dutch
Bail-in Power by the relevant

resolution authority” in the applicable prospectus supplement.

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein, to the extent permitted

by
the Trust Indenture

Act, shall be deemed to waive any and all claims against

the trustee for,

and to agree not to
initiate a suit against the trustee

in respect of, and to

agree that the trustee shall not be liable for,

any action that the
trustee takes, or abstains

from taking, in either case in accordance with the exercise

of the Dutch Bail-in Power by the
relevant resolution authority

with respect to the notes.

The Issuer shall provide a written notice directly

to DTC as soon as practicable

of any exercise of the Dutch

Bail-in
Power with respect to the notes

by the relevant resolution authority

for purposes of notifying holders of such
occurrence. The Issuer shall also deliver a copy

of such notice to the trustee for information

purposes.

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 16
By acquiring any notes, each holder of the notes

acknowledges and agrees that the exercise

of the Dutch Bail-in Power
by the relevant resolution

authority with respect to the notes shall not give rise

to a default for purposes of Section
315(b) (Notice of Defaults) and Section 315(c) (Duties of the

Trustee in Case of

Default) of the Trust

Indenture Act.

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges and agrees
that, upon the exercise of any

Dutch Bail-in Power by the relevant

resolution authority,

(a) the trustee shall not be
required to take any

further directions from holders of the notes

under Section 5.15 (
Control by Holders ) of the
Indenture and (b) the Indenture shall impose

no duties upon the trustee whatsoever

with respect to the exercise

of
any Dutch Bail-in Power by the

relevant resolution authority.

If holders or beneficial owners of the notes

have given a
direction to the trustee pursuant

to Section 5.15 of the Indenture prior to the exercise

of any Dutch Bail-in Power

by
the relevant resolution authority,

such direction shall cease to be of further effect

upon such exercise of any

Dutch
Bail-in Power and shall become null and void

at such time. Notwithstanding the foregoing,

if, following the completion
of the exercise of the Dutch Bail

-in Power by the relevant

resolution authority,

the notes remain outstanding (for
example, if the exercise

of the Dutch Bail-in Power results

in only a partial write-down of the principal of the notes), then the trustee’s

duties under the Indenture shall remain applicable with respect to the notes following such
completion to the extent that the

Issuer and the trustee shall agree.

By acquiring any of the notes, each holder of the notes

shall be deemed to have (a) consented

to the exercise of any
Dutch Bail-in Power as it may be imposed

without any prior notice by the relevant

resolution authority of its decision
to exercise such power

with respect to the relevant notes

and (b) authorized, directed and requested

DTC and any
direct participant in DTC or other intermediary

through which it holds the relevant

notes to take any

and all necessary
action, if required, to implement the exercise

of any Dutch Bail-in Power with respect

to the relevant notes as

it may
be imposed, without any further action or direction on the

part of such holder or the trustee.

Under the terms of each of the 2022 notes, the 2027 notes

and the 2022 floating rate notes, the

exercise of the Dutch
Bail-in Power by the relevant

resolution authority with respect to the relevant

notes will not be an Event of Default

(as
defined in the Indenture).

Terms Applicable

to the 2027 Fixed-to-Floating Notes,

the 2032 Fixed-to-Floating Notes

and the 2027 Floating Rate
Notes
Agreement and Acknowledgement with Respect

to the Exercise of Dutch Bail-in Power

With a view to Article 55 of the Directive 2014/59/EU of the

European Parliament and of the Council (the “
Bank
Recovery and Resolution Directive ” or “ BRRD
”), the Issuer has included the following two paragraphs

in the terms of
the notes:

(a)
By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges,
agrees to be bound by,

and consents to the exercise of,

any Dutch Bail-in Power

by the relevant
resolution authority that may result

in the cancellation of all, or a portion, of the principal amount of,

or
interest on, the notes and/or

the conversion of all, or a portion, of the principal

amount of, or interest
on, the notes into shares or other securities or

other obligations of the Issuer or another person,
including by means of a variation to the terms

of the notes or any expropriation

of the notes, in each
case, to give effect to the

exercise by the relevant

resolution

authority of such Dutch Bail-in Power.

Each
holder and beneficial owner of a note or any interest

therein further acknowledges and agrees that the
rights of the holders and beneficial owners

of the notes are subject to, and will be varied,

if necessary, so
as to give effect to,

the exercise of any

Dutch Bail-in Power by the relevant

resolution authority.

In
addition, by acquiring any notes, each holder and

beneficial owner of a note or any interest

therein
further acknowledges, agrees to be bound

by, and consents

to the exercise by the relevant

resolution
authority of, any

power to suspend any payment

in respect of the notes for a temporary

period.
(b) For these purposes, a “ Dutch Bail-in Power
” is any statutory write-down

and/or conversion

power
existing from time to time under any

laws, regulations, rules or requirements

relating to the resolution of
banks, banking group companies, credit

institutions and/or investment

firms incorporated in The
Netherlands in effect and applicable in

The Netherlands to the Issuer or other members of the

Group,
including but not limited to any such laws,

regulations, rules or requirements that

are implemented,
adopted or enacted within the context

of a European Union directive or regulation

of the European
Parliament and of the Council establishing

a framework for the recovery

and resolution of credit
institutions and investment firms

(including but not limited to the BRRD and Regulation

(EU) No
806/2014 of the European Parliament and of the Council

(the “
SRM Regulation ”)) and/or within the
context of a Dutch resolution

regime under the Dutch Intervention

Act and any amendments thereto,

or
otherwise, pursuant to which obligations

of a bank, banking group company,

credit institution or
investment firm or any of its affiliates

can be reduced, cancelled and/or converted

into shares or other
securities or obligations of the obligor or any

other person or may be expropriated

(and a reference to
the “ relevant resolution authority
” is to any authority with the ability to exercise

a Dutch

Bail-in Power).

The Dutch Bail-in Power may be imposed

without any prior notice by the relevant

resolution authority of its decision
to exercise such power.

No principal of, or interest

on, the notes shall become due and payable

after the exercise of
any Dutch Bail-in Power by the

relevant resolution authority

except as permitted under the laws

and regulations of
The Netherlands and the European Union applicable to

the Issuer.

In addition, the exercise of any

Dutch Bail-In Power may require

interests in the notes and/or

other actions
implementing any Dutch Bail-In Power

to be held or taken, as the case

may be, through clearing systems,
intermediaries or persons other than DTC.
See also “Risk Factors — Under the terms of the

notes, you have agreed

to be bound by the exercise

of any Dutch Bail-
in Power by the relevant

resolution authority” in the applicable prospectus supplement.

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein, to the extent permitted

by
the Trust Indenture

Act, shall be deemed to waive any and all claims against

the trustee for,

and to agree not to

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 17
initiate a suit against the trustee

in respect of, and to

agree that the trustee shall not be liable for,

any action that the
trustee takes, or absta

ins from taking, in either case in accordance with the exercise of the Dutch Bail-in Power by the
relevant resolution authority

with respect to the notes.

The Issuer shall provide a written notice directly

to DTC as soon as practicable

of any exercise of the Dutch

Bail-in
Power with respect to the notes

by the relevant resolution authority

for purposes of notifying holders of such
occurrence. The Issuer shall also deliver a copy

of such notice to the trustee for information

purposes.

By acquiring any notes, each holder of the notes

acknowledges and agrees that the exercise

of the Dutch Bail-in Power
by the relevant resolution

authority with respect to the notes shall not give rise

to a default for purposes of Section
315(b) (Notice of Defaults) and Section 315(c) (Duties of the

Trustee in Case of

Default) of the Trust

Indenture Act.
By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges and agrees
that, upon the exercise of any

Dutch Bail-in Power by the relevant

resolution authority,

(a) the trustee shall not be
required to take any

further directions from holders of the notes

under Section 5.15 (Control by Holders)

of the
Indenture and (b) the Indenture shall impose

no duties upon the trustee whatsoever

with respect to the exercise

of
any Dutch Bail-in Power by the

relevant resolution authority.

If holders or beneficial owners of the notes

have given a
direction to the trustee pursuant

to Section 5.15 of the Indenture prior to the exercise

of any Dutch Bail-in Power

by
the relevant resolution authority,

such direction shall cease to be of further effect

upon such exercise of any

Dutch
Bail-in Power and shall become null and void

at such time. Notwithstanding the foregoing,

if, following the completion
of the exercise of the Dutch Bail

-in Power by the relevant

resolution authority,

the notes remain outstanding (for
example, if the exercise

of the Dutch Bail-in Power results

in only a partial write-down of the principal of the notes), then the trustee’s

duties under the Indenture shall remain applicable with respect to the notes following such
completion to the extent that the

Issuer and the trustee shall agree.

By acquiring any of the notes, each holder of the notes

shall be deemed to have (a) consented

to the exercise of any
Dutch Bail-in Power as it may be imposed

without any prior notice by the relevant

resolution authority of its decision
to exercise such power

with respect to the relevant notes

and (b) authorized, directed and requested

DTC and any
direct participant in DTC or other intermediary

through which it holds the relevant

notes to take any

and all necessary
action, if required, to implement the exercise

of any Dutch Bail-in Power with respect

to the relevant notes as

it may
be imposed, without any further action or direction on the

part of such holder or the trustee.

Under the terms of each of the 2027 fixed-to-floating

notes, the 2032 fixed-to-floating

notes and the 2027 floating
rate notes, the exercise

of the Dutch Bail-in Power by the relevant

resolution authority with respect to the relevant
notes will not be an Event of Default

(as defined in the Indenture).

Terms Applicable

to All Senior Notes
The

fixed

rate

notes,

floating

rate

notes

and

fixed-floating

rate

notes

(together,

the

“
senior

notes
”)

were

issued
pursuant to the Senior

Debt Securities Indenture, dated

as of March 29, 2017 (the “
Indenture ”), between ING and The
Bank

of

New

York

Mellon,

London

Branch,

as

trustee.

References

to

“indenture”

or

“senior

debt

indenture”

in

this
section shall mean the

Indenture as defined above and references to “trustee” shall mean the

Bank of New York Mellon,
London Branch,

One Canada

Square, London

E14 5AL,

United Kingdom.

References

to “notes”

or “debt

securities” in
this section shall mean the senior notes, as defined above.

The currency in which the payment of the principal of or any premium or interest of the senior notes shall be payable is
US dollars.
Condition to Redemption or Repurchase
Notwithstanding any other provision,

and unless otherwise indicated in your prospectus

supplement, we may redeem
or purchase our debt securities (and give notice thereof

to the holders of such debt securities in the case of
redemption) only if we have obtained

the prior permission of the relevant resolution

authority and/or competent
authority, as appropriate,

at the time of redemption or purchase, if such permission

is at the relevant time and in the
relevant circumstances

required, and subject to applicable

law or regulation (including without limitation

under
Directive 2013/36/EU (CRD IV), Regulation (EU) No

575/2013 (CRR including articles 77 and 78 thereof), Commission
Delegated Regulation (EU) No

241/2014 and Regulation (EU) No 806/2014 (SRMR), as may

be amended or replaced
from time to time, and any delegated

or implementing acts, laws, regulations,

regulatory technical standards,

rules or
guidelines once in effect in The Netherlands

and as then in effect).
Unless the relevant prospectus

supplement provides otherwise, we or our affiliates

may,

whether in the context of
market making or otherwise, purchase debt

securities, either in the open market at prevailing

prices or in private
transactions at negotiated prices,

in each case subject to prior permission of the relevant

resolution authority and/or
competent authority,

as appropriate, at the time of redemption

or purchase, if such permission is then required by
applicable law or regulation including without

limitation under Directive 2013/36/EU (CRD

IV), Regulation (EU) No
575/2013 (CRR including articles 77 and 78 thereof), Commission

Delegated Regulation (EU) No 241/2014 and
Regulation (EU) No 806/2014 (SRMR), as may

be amended or replaced from time to time, and

any delegated or
implementing acts, laws, regulations,

regulatory technical standards,

rules or guidelines once in effect in The
Netherlands and as then in effect). Debt securities

that we or they purchase may,

at our discretion, be held, resold or
canceled.
As at the date of this Prospectus, the relevant

resolution authority is the Single Resolution Board and

the competent
authority is the European Central Bank.
Our Relationship with the Trustee
The Bank of New York Mellon, London Branch, One Canada Square, London E14

5AL, United Kingdom,

is initially serving
as

the trustee

for

all series

of debt

securities

to

be issued

under

each indenture.

The Bank

of New

York

Mellon

has
provided commercial

banking and other

services for us and

our related companies

in the past and

may continue to

do

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 18
so in

the future.

Among other

things, The

Bank of

New York

Mellon serves

as, or

may serve

as, trustee

or agent

with
regard to certain of our other outstanding

debt obligations.
Consequently,

if an actual or potential event of default occurs

with respect to any of these securities, trust agreements
or

subordinated

guarantees,

the

trustee

may

be

considered

to

have

a

conflicting

interest

for

purposes

of

the

Trust
Indenture Act of 1939, as

amended, or the Trust Indenture Act. In that case,

the trustee may be required to resign

under
one or

more of

the indentures,

trust agreements

or subordinated

guarantees

and we

would be

required to

appoint a
successor trustee. For

this purpose, a “potential

event of default” means

an event that

would be an event

of default if
the

requirements

for

giving

us

default

notice

or

for

the

default

having

to

exist

for

a

specific

period

of

time

were
disregarded.
Ranking

The

notes

shall

constitute

the

Issuer’s

unsecured

and

unsubordinated

obligations,

ranking
pari

passu

without

any
preference among themselves and equally with all of

the Issuer’s other unsecured and unsubordinated obligations from time to time outstanding, save as otherwise provided

by law.
Paying Agent
The Bank of New

York

Mellon, London Branch,

One Canada Square,

London E14 5AL,

United Kingdom is

designated as
the principal paying agent. The Issuer

may at any time designate

additional paying agents or rescind

the designation of
paying agents or approve

a change in the office through which any paying

agent acts.

Notice of Redemption
The Issuer

shall give

notice of

any

redemption

of the

notes

not less

than

30 days

or more

than

60 days

prior to

the
redemption date

to the

holders of

the notes

and to

the trustee

at least

30 business

days prior

to such

date, unless

a
shorter notice

period shall

be satisfactory

to the

trustee. The

redemption notice

shall state:

(1) the redemption

date,
(2) the redemption

price,

(3) that,

on the

redemption

date,

each note

will be

redeemed

and that,

subject to

certain
exceptions, interest

will cease to

accrue after that

date, (4) the place

or places where

the notes are

to be surrendered
for payment

of the

redemption

price and

(5) the CUSIP,

Common Code

and/or

ISIN number

or numbers,

if any,

with
respect to the notes being redeemed.
The Issuer shall deliver to the trustee

an opinion from a recognized

law or tax firm of international

standing, chosen by
the Issuer, prior to delivering any notice of a redemption upon the occurrence of certain tax events, confirming that the
Issuer is entitled to exercise

its right of redemption as a result of such tax

events.
A

notice

of

redemption

shall

be

irrevocable,

except

that

the

exercise

of

the

Dutch

Bail-In

Power

by

the

relevant
resolution authority prior to the date fixed for

redemption shall automatically revoke

such notice and no notes shall be
redeemed and no payment in respect

of the notes shall be due and payable.
If the

Issuer has

elected to

redeem the

notes but

prior to

the payment

of the

redemption

price with

respect to

such
redemption the

relevant resolution

authority exercises

its Dutch Bail-in

Power with

respect to

the Issuer,

the relevant
redemption

notice

shall

be

automatically

rescinded

and

shall

be

of

no

force

and

effect,

and

no

payment

of

the
redemption price will be due and payable.
Redemption and Repayment
Unless otherwise indicated in your

prospectus supplement, your debt security

will not be entitled to the benefit of any
sinking fund —

that is, we will

not deposit money

on a regular basis

into any

separate custodial

account to

repay your
debt securities. In addition, we

will not be entitled

to redeem your debt security before its stated maturity, if any, unless your prospectus supplement specifies a redemption date. You will not be entitled to require us

to buy your debt

security
from you, before its stated maturity,

if any, unless your prospectus supplement specifies one or more repayment dates.
Optional Tax and Regulatory

Redemption
Unless otherwise indicated in your prospectus supplement, we may redeem each series of debt securities in whole, but not in part,

at our option

at any time

upon not more

than 60 nor

less than 30

days’ notice to

the holders of

such debt
securities,

at

a

redemption

price equal

to

the

principal

amount

of such

debt

securities

(or

if the

debt

securities

are
original

issue

discount

securities,

such

amount

as

determined

pursuant

to

the

formula

set

forth

in

the

applicable
prospectus supplement) plus any

additional amounts due as a result of any withheld

tax, if:
●
we would be required to pay

additional amounts, as explained in the base prospectus

under “— Payment
of Additional Amounts with Respect to the Debt Securities,”

as a result of any change in or amendment to
the tax laws (or any regulations or rulings

promulgated thereunder) of The Netherlands, or of a

jurisdiction
in which a successor of

ING is organized, which

becomes effective

on or after the date

of issuance of that
series;

●
a person

located

outside The

Netherlands,

or a

jurisdiction

in which

a successor

of ING

is organized,

to
which we

have conveyed,

transferred

or leased

property,

would be

required to

pay additional

amounts.
We

are

not

required,

however,

to

use

reasonable

measures

to

avoid

the

obligation

to

pay

additional
amounts

in the event of such merger,

conveyance, transfer

or lease;
●
in

the

case

of

senior

debt

securities

only,

as

a

result

of

any

amendment

to,

or

change

in,

any

Loss
Absorption Regulation (as defined below), or any change in the application or official interpretation of any
Loss Absorption Regulation,

in any such case

becoming effective

on or after

the original issue date

of the
series of debt securities affected (in each case other than an Excluded Change, as defined below), the debt
securities

are

or

(in

our

opinion

or

that

of

the

competent

authority

and/or

resolution

authority,

as
appropriate)

are

likely

to

be

fully

or

(if

so

specified

in

the

applicable

prospectus

supplement)

partially
excluded from our

and/or the Regulatory

Group’s

(as defined below) minimum

requirements for

(A) own
funds and eligible liabilities and/or (B) loss absorbing capacity instruments,

in each case as such minimum
requirements are

applicable to

us and/or

the Regulatory

Group and

determined in

accordance with,

and

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 19
pursuant to,

the relevant Loss

Absorption Regulations;

unless the exclusion

of the relevant

series of debt
securities

from

the

relevant

minimum

requirement(s)

is

due

to

the

remaining

maturity

of

the

debt
securities

being

less

than

any

period

prescribed

by

any

applicable

eligibility

criteria

for

such

minimum
requirements

under

the

relevant

Loss

Absorption

Regulations

effective

with

respect

to

us

and/or

the
Regulatory Group on the original issue

date of the series of debt securities affected;

or
If we redeem your debt

security, we

will do so at the specified redemption

price, together with interest

accrued to the
redemption date.
Our

ability

to

redeem

certain

series

of

debt

securities

in

these

circumstances

will

be

subject

to

obtaining

the

prior
permission of the relevant resolution authority and/or

competent authority,

as described “Condition to Redemption or
Repurchase”

below.

Unless

otherwise

specified

in

the

applicable

prospectus

supplement,

such

permission

may

be
granted in

the context

of a redemption

of debt securities

for tax

reasons only if

there is a

change in the

applicable tax
treatment of such debt securities which we demonstrate

to the satisfaction of the relevant

resolution authority and/or
competent authority,

as applicable,

is material

and was

not reasonably

foreseeable at

the time of

the issuance

of the
debt securities.
“
Excluded

Change
”

means

any

amendment

to,

or

change

in,

the

Loss

Absorption

Regulations

to

implement

the
proposals

in the

form

originally

announced

by

the European

Commission

on November

23, 2016

in order

to

further
strengthen the resilience

of EU banks (the

“Proposals”) or,

if the Proposals have

been amended as at the original

issue
date of the relevant series of debt

securities, in the form as so amended as at such date.
“ Loss Absorption Regulations
” means, at any time,

the laws, regulations, requirements, guidelines, rules, standards and policies

relating

to

minimum

requirements

for

own

funds

and

eligible

liabilities

and/or

loss

absorbing

capacity
instruments of the Netherlands, the European

Central Bank, the Dutch Central

Bank or other competent authority,

the
resolution authority,

the Financial Stability Board and/or of

the European Parliament or of the Council

of the European
Union then in effect

in the Netherlands and

applicable to us and/or

the Regulatory Group

including, without limitation
to the generality of the foregoing, any delegated or implementing acts (such as regulatory technical standards) adopted by the

European

Commission and

any

regulations,

requirements,

guidelines, rules,

standards

and policies

relating

to
minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments adopted by the
competent authority and/or the resolution authority from time to time (whether or not such regulations, requirements,
guidelines, rules, standards or policies are applied

generally or specifically to us or to

the Regulatory Group).

“
Regulatory Group
” means

ING, its

subsidiary undertakings,

participations, participating

interests

and any

subsidiary
undertakings, participations

or participating

interests held

(directly or

indirectly) by

any of

its subsidiary

undertakings
from time to time and any other undertakings from time to time consolidated with ING for regulatory purposes, in each case in accordance with the rules and guidance of the

competent authority then in effect.
Mergers and Similar Transactions
We are generally permitted

to merge or consolidate with or into

another company.

We are also permitted to sell
substantially all our assets to another company.

With regard to any series

of debt securities, however,

we may not
take any of these actions

unless all the following conditions are met:

●
If we are not the successor entity,

the successor entity must expressly agree to

be legally responsible for the
debt securities of that series and the indenture

with respect to that series and must be organized

as a
corporation, partnership,

trust, limited liability company or similar entity.

The successor entity may be
organized under the laws

of any jurisdiction.
●
The merger,

sale of assets or other transaction must

not cause an event of default on the debt securities

or
any event which, after notice or lapse

of time or both, would become an event of default
If the conditions described above are satisfied

with respect to the debt securities of any

series, we will not need to
obtain the approval of the holders

of those debt securities in order to merge or consolidate

or to sell our assets. Also,
these conditions will apply only if we wish to merge or consolidate with another entity or sell our assets substantially
as an entirety to another entity.

We will not need to satisfy these conditions

if we enter into other types of
transactions, including any transaction

in which we acquire the stock or assets of another entity,

any transaction that
involves a change of control

of ING but in which we do not merge or consolidate,

and any transaction in which we sell
less than substantially all our assets.

Subject to applicable law and regulation (including

our obtaining the prior permission of the Single Resolution

Board
(as resolution authority) and/or the European

Central Bank (as competent authority),

or any successor relevant
resolution authority and/or competent

authority, as

appropriate, if such permission is required),

any of our wholly
owned subsidiaries may assume our obligations

under the debt securities of any series without the consent

of any
holder.

We, however,

must irrevocably guarantee

(on a subordinated basis in substantially

the manner described
under “— Debt Securities May Be Senior or Subordinated

— Subordination Provisions” above,

in the case of
subordinated debt securities) the obligations

of the subsidiary under the debt securities of that series. If we do, all of our direct obligations under the debt securities

of the series and the applicable indenture shall immediately be
discharged. Unless the relevant

prospectus supplement provides otherwise, any

additional amounts under the debt
securities of the series will, to the extent provided

as described in the base prospectus under “— Payment

of
Additional Amounts with Respect to the Debt Securities”,

be payable in respect of any

taxes imposed by the
jurisdiction in which the successor entity is organized,

rather than taxes imposed

by The Netherlands, subject to
exceptions equivalent to

those that apply to any obligation

to pay additional amounts in respect of taxes

imposed by
The Netherlands. However,

if we make payment under

this guarantee, we shall also be required

to pay additional
amounts related to taxes

(subject to the exceptions set forth

in “— Payment of Additional Amounts

with Respect to
the Debt Securities” in the base prospectus) imposed

by The Netherlands due to this guarantee

payment. A subsidiary
that assumes our obligations will also be entitled

to redeem the debt securities of the relevant

series in the
circumstances described under “— Redemption

and Repayment” above with respect to any

change or amendment to,
or change in the official application of the laws

or regulations of the assuming corporation’s

jurisdiction of
incorporation as long as the change or amendment

occurs after the date of the subsidiary’s

assumption of our
obligations.

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 20
Tax authorities,

including the U.S. Internal Revenue

Service, might deem an assumption of our obligations

as described
above to be an exchange

of the existing debt securities for new debt

securities, resulting in a recognition of taxable
gain or loss and possibly other adverse tax

consequences. Investors

should consult their tax advisors regarding

the tax
consequences of such an assumption. If we merge,

consolidate or sell our assets substantially

in their entirety,

neither
we nor any successor would have

any obligation to compensate

you for any resulting adverse

tax consequences
relating to your debt securities.

Events of Default and Remedies

Events of Default and Acceleration

of Principal
Unless

otherwise specified

in

your

prospectus

supplement,

an

“event

of default”

with

respect

to

any

series

of debt
securities will result only if:
●
we

are

declared

bankrupt

by

a

court

of

competent

jurisdiction

in

The

Netherlands

(or

such

other
jurisdiction in which we may be organized);

or
●
an order

is made or

an effective

resolution is

passed for

our winding-up

or liquidation,

unless this

is
done in connection with a merger, consolidation or other form of combination with another company
and

(a)

we

are

permitted

to

enter

into

such

merger,

consolidation

or

combination

pursuant

the
provisions described under “—

Mergers and Similar Transactions”

above or (b) the requisite

majority
of

holders

of

the

relevant

series

of

debt

securities,

as

described

under

“Modifications

of

the
Indentures—Changes Requiring Majority Approval”,

has waived the requirement that we comply with
the covenant contained

in “— Mergers and Similar Transactions”

above.

Upon the occurrence of an event of default, and only in such instance, the entire principal amount of each series of our
debt

securities

will

be

automatically

accelerated,

without

any

action

by

the

trustee

or

any

holder,

and

will

become
immediately due and

payable together

with accrued but

unpaid interest,

subject to obtaining

the approvals

described
under

“—Condition

to

Redemption

or

Repurchase”

above.

The

payment

of

principal

of

our

debt

securities

will

be
accelerated only in the event

of an event of default (but not

the bankruptcy,

insolvency or reorganization

of any of our
subsidiaries). There will be no right of acceleration of the payment of principal of our debt securities if

we fail to pay any
principal, interest

or any

other amount

(including upon

redemption) on

such debt

securities or

in the performance

of
any of our covenants or agreements contained in such debt securities. No such payment default or performance default
will result

in an

event

of default

under

our debt

securities

or permit

any

holders

to

take

action to

enforce

the

debt
securities, except as described under “—Limited Remedies for Non-Payment and Breach of Obligations; Trust Indenture
Act

Remedies”

below.

Moreover,

the

exercise

of

any

Dutch

Bail-in

Power

by

the

relevant

resolution

authority,

as
described under “— Agreement

and Acknowledgment with Respect

to the Exercise

of Dutch Bail-in Power” above,

will
not be an event of default.

Limited Remedies for Non-Payment

and Breach of Obligations; Trust Indenture

Act Remedies

The sole remedies of the holders of our debt

securities and the trustee for our

breach of any obligation

under the debt
securities or the senior

debt indenture,

as applicable, shall

be (1) to

demand payment

of any principal

or interest

that
we fail to pay when it has become due and payable and, in the case of interest, where such failure continues for at least
30 days

(provided that

the trustee

has provided

us with

notice of such

failure to

pay interest

at least

15 days

prior to
the end

of such

30-day period),

(2) to

seek enforcement

of any

of our

other obligations

under any

debt security,

the
senior debt indenture (other than any payment

obligation) or damages for our failure

to satisfy any such obligation, (3)
to exercise the remedies described under “—Events of Default” above and (4) to claim in any proceeding relating to our liquidation

(upon

dissolution

(
ontbinding
)

or

otherwise),

moratorium

of

payments

(
surseance

van

betaling
)

or
bankruptcy ( faillissement
). The foregoing shall not prevent holders

of our debt securities or the trustee from instituting
proceedings for our bankruptcy.
Notwithstanding the

foregoing, (1) the

trustee shall have

such powers as

are required to

be authorized to

it under the
Trust Indenture

Act in respect of the rights of the holders of our debt

securities under the provisions of the senior debt
indenture and (2) nothing shall impair the right of a holder of our debt securities under the Trust Indenture

Act, absent
such holder’s consent, to sue for any

payment due but unpaid with respect to its

debt securities.

No Other Remedies

Other than the limited remedies specified herein under “Limited Remedies for Non-Payment and Breach of Obligations;
Trust

Indenture

Act Remedies”

above,

no remedy

against

us will

be available

to

the trustee

(acting on

behalf of

the
holders of our

debt securities) or

holders of our

debt securities whether

for the recovery

of amounts owing

in respect
of such

debt securities

or under

the senior

debt indenture

or in

respect of

any breach

by us

of any

of our

obligations
under

or

in

respect

of

the

terms

of

our

debt

securities

or

the

senior

debt

indenture

in

relation

thereto;

provided,
however,

that such limitation

shall not apply to

our obligations

to pay the

fees and expenses

of, and

to indemnify,

the
trustee (including fees and expenses

of trustee’s

counsel).
Trustee’s

Duties
In case

of a

default

under any

series of

our debt

securities,

the trustee

shall exercise

such

of the

rights

and powers
vested in it by the senior debt

indenture, and use the same degree of care and

skill in their exercise, as a prudent person
would exercise or use under

the circumstances in the conduct of his

or her own affairs. For these

purposes, a “default”
shall occur upon

(i) the occurrence

of an event

of default,

(ii) failure

by us

to pay

any principal or

interest when

it has
become due and

payable and,

in the case

of interest,

where such

failure continues

for at

least 30 days

(provided that
the trustee

has provided

us with notice

of such failure

to pay

interest at

least 15 days

prior to the

end of such

30-day
period) or (iii) breach

by us of

any term, obligation

or commitment (other

than any payment

obligation) binding

on us
under the relevant series of debt

securities or the senior

debt indenture. Holders of a majority

of the aggregate principal
amount of the outstanding debt securities of a series

may waive any past default specified in clause (iii) in the

preceding
sentence but may not waive any past default specified in

clauses (i) and (ii)

in the preceding sentence. For the avoidance
of doubt, the

exercise of any Dutch Bail-in

Power by the relevant resolution authority, as described

under “— Agreement
and

Acknowledgment

with

Respect

to

the

Exercise

of

Dutch

Bail-in

Power”

above,

will

not

be

a

default

for

these
purposes.

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 21
If a default occurs and is continuing with respect

to any series of our debt securities, the trustee will have no obligation
to

take

any

action at

the direction

of any

holders

of such

series of

the debt

securities,

unless

they

have

offered

the
trustee

security

or indemnity

satisfactory

to

the trustee

in its

sole discretion.

The holders

of a

majority in

aggregate
principal amount of the outstanding debt securities of a series shall have the right to direct the time, method and place
of conducting

any proceeding

in the name

of and on

the behalf of the

trustee for

any remedy

available to

the trustee
or exercising

any trust

or power conferred

on the trustee

with respect to

such series of

the debt securities.

However,
this direction (a) must not be in conflict with

any rule of law or the senior debt indenture, as applicable and

(b) must not
be unjustly prejudicial

to the holder(s)

of such series

of the debt

securities not taking

part in the

direction, in the

case
of either (a)

or (b) as

determined by

the trustee

in its sole

discretion. The

trustee may

also take

any other

action, not
inconsistent with the direction,

that it deems proper.
The trustee

is required

to,

within 90

days

of a

default

with respect

to

the debt

securities of

any

series, give

to

each
affected holder

of the debt securities

of the affected

series notice of

any default

known to a

responsible officer of

the
trustee, unless the default

has been cured or waived.

However,

the trustee will be entitled

to withhold notice if a trust
committee of responsible

officers of the trustee

determine in good

faith that withholding of

notice is in the interest

of
the holders.
The

trustee

makes

no

representations,

and

shall

not

be

liable

with

respect

to,

any

information

set

forth

in

this
prospectus.
Limitation on Suits
Before you

bypass the

trustee and

bring your

own lawsuit

or other

formal legal

action or

take

other steps

to enforce
your rights or protect your interests

relating to the debt securities, all of the following

must occur:
●
the holder must give the trustee a written

notice that a default has occurred

and remains uncured;
●
the holders

of 25%

in outstanding

principal amount

of the

debt securities

must make

a written

request
that the trustee take

action because of the default;
●
such holder must offer indemnity satisfactory to the

trustee in its sole discretion against the

cost and other
liabilities of taking that action;
●
the trustee must

not have taken

action for 60

days after

receipt of the above

notice and offer of

security
or indemnity; and
●
the trustee must not have

received an inconsistent

direction from the majority in principal amount

of the
debt securities during that period.
Notwithstanding any contrary provisions, nothing shall impair the right of a holder of the

debt securities under the Trust
Indenture Act, absent such holder’s consent,

to sue for any

payments due but unpaid with

respect to the debt

securities.
Modifications of the Indentures
There are four types of changes we can

make to a particular indenture

and the debt securities issued thereunder.

Changes Requiring Each Holder’s Approval
First,

there

are

changes

that we

or

the

trustee

cannot

make

without

the

approval

of each

holder

of a

debt security
affected by the change under

a particular indenture. We cannot:
●
change the stated maturity,

if any,

for any principal or interest

payment on a debt security;
●
reduce the principal amount,

the amount payable on acceleration of

the maturity after an

event of default,
the interest rate or

the redemption price or any premium

for a debt security;
●
change our obligation to pay

additional amounts in respect of a debt security;
●
permit redemption of a debt security if not previously

permitted;
●
modify the provisions of the

indenture with respect to the

subordination of the debt securities

in a manner
adverse to holders;
●
impair any right a holder may have

to require repayment or conversion

of its debt security;
●
change the currency of any payment

on a debt security other than as permitted by the debt

security;
●
change the place of payment on a debt security,

if it is in non-global form;
●
impair a holder’s right to sue for payment

of any amount due on its debt security;
●
reduce

the percentage

in principal

amount

of the

debt securities

and any

other affected

series of

debt
securities, taken

together,

the approval

of whose holders

is needed to

change the indenture

or the debt
securities;
●
reduce

the percentage

in principal

amount

of the

debt securities

and any

other affected

series of

debt
securities, taken

separately

or together,

as the

case may

be, the

consent of

whose holders

is needed

to
waive our compliance with the applicable indenture

or to waive defaults; and
●
change

the

provisions

of

the

applicable

indenture

dealing

with

modification

and

waiver

in

any

other
respect,

except

to

increase

any

required

percentage

referred

to

above

or to

add to

the provisions

that
cannot be changed or waived without approval

of the holder of each affected debt security.

Changes Not Requiring Approval

Contents
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Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 22
The second type

of change does

not require any

approval by

holders of the

debt securities. These

changes are limited
to clarifications and changes that would not adversely affect the debt securities in any material respect. Nor do we

need
any approval to make any

change that affects only debt securities to be issued under the applicable indenture after the
changes take effect.
We may also make

changes or obtain waivers

that do not adversely affect

a particular debt security,

even if they affect
other debt securities. In those cases, we do not

need to obtain the approval of the holder of

that debt security; we need
only obtain any required approvals

from the holders of the affected

debt securities or other debt securities.

Changes Requiring Majority Approval
Any other change

to either indenture

and the debt

securities issued under

that indenture would

require the following
approval:
●
if the change affects only one series of debt securities, it must be approved by the holders of a majority in
principal amount of the relevant

series of debt securities; or
●
if

the

change

affects

more

than

one

series

of

debt

securities

issued

under

an

indenture,

it

must

be
approved

by the

holders of

a majority

in principal

amount of

the series

affected

by the

change, with

all
affected series voting

together as one class for

this purpose (and of any

series that by its terms is

entitled
to vote separately

as a series, as described below).
In each case, the required approval

must be given by written consent.
The same

majority approval

would be

required for

us to

obtain a

waiver of

any of

our covenants

in either

indenture.
Our covenants

include the promises

we make about

merging which we

describe above

under “— Mergers

and Similar
Transactions.”

If

the

holders

agree

to

waive

a

covenant,

we

will

not

have

to

comply

with

it.

A

majority

of

holders,
however,

cannot

approve

a waiver

of any

provision

in a

particular

debt security,

or in

the applicable

indenture

as it
affects that debt security, that we cannot change without the approval of each holder of that debt security as described above in “— Changes Requiring Each

Holder’s Approval” unless that

holder approves the waiver.
Book-entry

and other

indirect owners

should consult

their banks

or brokers

for information

on how

approval

may be
granted or denied if we seek to change

the applicable indenture or the debt securities or request

a waiver.

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 23
AMERICAN DEPOSITARY

SHARES
This section will summarize all of the material provisions

of the Amended and Restated Deposit

Agreement, dated as
of October 4, 2018, pursuant to which the American

depositary receipts (which we refer

to as ADRs) are to be issued
among ING, JPMorgan Chase Bank, N.A., as depositary,

and the holders from time to time of ADRs. We

refer to this
agreement as the “deposit

agreement.”

We do not, however,

describe every aspect of the deposit agreement, which
has been filed as an exhibit to ING’s

registration statement

on Form F-6, filed on 4 October 2018. You

should read the
deposit agreement for a more detailed

description of the terms of the ADRs. Additional copies of the deposit agreement are available for

inspection at the principal office of the depositary

in New York, which

is presently located
at 383 Madison Avenue, Floor 11, New York,

New York, 10179.

American Depositary Receipts
The depositary will issue ADRs evidencing American depositary shares (which we refer to as

ADSs) pursuant to the
deposit agreement. Each ADS will represent

one ordinary share. Only persons in

whose names ADRs are registered on
the books of the depositary will be treated by

the depositary and us as holders of ADRs.

Unless certificated ADRs are
specifically requested by you, all ADSs

will be issued on the books of our depositary in book-entry

form and periodic
statements will be mailed to you

which reflect your ownership interest

in such ADSs. In our description, references

to
American depositary receipts or ADRs shall include

the statements you will receive

which reflect your ownership

of
ADSs.
You may hold

ADSs either directly or indirectly through your

broker or other financial institution.

If you hold ADSs
directly, by

having an ADS registered in your

name on the books of the depositary,

you are an ADR holder.

This
description assumes you hold your ADSs directly.

If you hold the ADSs through your broker

or financial institution
nominee, you must rely on the procedures

of such broker or financial institution

to assert the rights of an ADR holder
described in this section. You

should consult with your broker

or financial institution to find out what those
procedures are.
Pursuant to the terms of the deposit agreement,

registered holders of ADRs and

all persons holding any interest

in
ADRs and/or ADSs will be subject to any applicable

disclosure requirements regarding

acquisition and ownership of
ordinary shares as are applicable pursuant

to the terms of our articles of association or other provisions of or
governing the ordinary shares. See “Ordinary

Shares — Obligations of shareholders

to disclose holdings” above for a
description of such disclosure requirements

applicable to ordinary shares and the

consequences of noncompliance as
of the date of this prospectus. In order

to enforce such disclosure

requirements, we reserve the right

to instruct ADR
holders to deliver their ADSs for

cancellation and withdrawal of the deposited

securities so as to permit us to deal
directly with the holder thereof as a holder of ordinary

shares, and, by being a holder of an ADR, ADR holders are
contractually agreeing to comply

with such instructions.

The depositary has agreed, subject to the terms and
conditions of the deposit agreement, to cooperate

with ING in its efforts to inform

ADR holders of any exercise

by us
of our rights to instruct ADR holders to

deliver their ADSs for cancellation, and to

consult with and provide us with
reasonable assistance without risk, liability

or expense on the part of the depositary,

on the manner or manners in
which we may enforce such

rights with respect to any ADR holder.
The depositary will keep, at its transfer

office, (i) a register for the registration,

registration of transfer,

combination
and split-up of ADRs, which at all reasonable times will be open for inspection by holders of ADRs and us for

the
purpose of communicating with holders

in the interest of our business or a matter

relating to the deposit agreement
and (ii) facilities for the delivery and

receipt of ADRs.

Deposit, Transfer

and Withdrawal
The depositary has agreed that upon delivery of our

ordinary shares (or rights to receive our

ordinary shares from us
or any registrar,

transfer agent, clearing agency

or other entity recording ordinary

share ownership or transactions

for
us) to their custodian, which is currently

ING Bank N.V.,

and in accordance with the procedures

set forth in the deposit
agreement, the depositary will issue ADRs for

delivery at its designated transfer

office.
Upon surrender at the office of the depositary

of an ADR for the purpose of withdrawal of the

deposited securities
represented by the ADSs evidenced by

such ADR, and upon payment of the fees, governmental

charges and taxes
provided in the deposit agreement, and subject

to the terms and conditions of the deposit agreement,

the holder of
such ADR will be entitled to delivery to such holder

or upon such holder’s order,

as permitted by applicable law,

of the
amount of deposited securities at the time represented

by the ADS evidenced by such ADR. The custodian will
ordinarily deliver such deposited securities at

or from its office. The forwarding of deposited

securities for delivery at
any other place specified by the holder will be at the risk and expense of the holder.

Dividends, Other Distributions and Rights
To the extent

practicable, the depositary will distribute

to you, in proportion to the number of ADSs you

hold, any U.S.
dollars available to the depositary

resulting from a cash dividend or other cash

distribution or the net proceeds of
sales of any other distribution that it receives

in respect of the deposited securities. Such a distribution

will be subject
to (i) appropriate adjustments

for taxes withheld, (ii) the impermissibility

or impracticability of such distribution

with
respect to certain holders and (iii) the deduction

of the depositary and/or its agents’

fees and expenses in (1)
converting any foreign

currency to U.S. dollars by

sale or in such other manner as the depositary may determine, to the extent that it determines that

such conversion may

be made on a reasonable basis, (2) transferring

foreign
currency or U.S. dollars to the United

States by such means as the depositary

may determine, to the extent that

it
determines that such transfer

may be made on a reasonable basis, (3) obtaining

any approval or license of any
governmental authority required

for such conversion

or transfer,

which is obtainable at a reasonable cost

and within a
reasonable time and (4) making any sale by public

or private means in any commercially

reasonable manner.

To the
extent that the depositary determines

in its discretion that any distribution

under the terms of the deposit agreement
is not practicable with respect to any

holder, the depositary

may make such distribution

as it so deems practicable,
including the distribution of foreign currency,

securities or property (or appropriate

documents evidencing the right to
receive foreign currency,

securities or property) or the retention

thereof as deposited securities with respect to such
holder’s ADRs (without liability for interest

thereon or the investment thereof).

For a description of our dividend
policies, see “ Description of Ordinary Shares

— Dividends” above.

Contents
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Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 24
If any distribution on deposited securities consists

of a dividend in, or free distribution of,

ordinary shares, the
depositary will, to the extent practicable,

distribute to you, in proportion

to the number of ADSs you hold, additional
ADRs evidencing an aggregate number

of ADSs that represents the amount

of ordinary shares received as such
dividend or free distribution. In lieu of delivering ADRs for fractional ADSs in the event of any

such dividend or free
distribution, the depositary shall sell the number of ordinary shares represented by

the aggregate of such fractions
and distribute the net proceeds to

holders entitled thereto.
If we offer or cause to be offered

to holders of deposited securities any

rights to subscribe for additional shares

or
rights of any nature, the depositary

will to the extent practicable distribute

warrants or other instruments,

in its
discretion, representing

rights to acquire additional ADRs in respect of any

rights that have been made available

to
the depositary as a result of a distribution on deposited

securities, to the extent that we timely furnish to

the
depositary evidence satisfactory

to the depositary that the depositary may

lawfully distribute the same. We have

no
obligation to furnish such evidence, and to

the extent that we do not furnish such

evidence and the sales of rights are
practicable, the depositary will distribute

any U.S. dollars available

to the depositary from the net proceeds

of sales of
rights, as in the case of cash, or,

to the extent that we do not furnish such

evidence and such sales cannot practicably
be accomplished by reason of the non-transferability

of the rights, limited markets therefor,

their short duration, or
otherwise, the depositary will distribute nothing

(and any rights may lapse).

The depositary will not offer rights to

holders having an address in the U.S. unless

both the rights and the securities to
which such rights relate are either exempt

from registration under

the Securities Act with respect to a distribution

to
all holders or are registered

under the provisions of the Securities Act. Notwithstanding

any terms of the deposit
agreement to the contrary,

we shall have no obligation

to prepare and file a registration

statement in respect of any
such rights.
Whenever the depositary shall receive any

distribution other than cash, ordinary shares

or rights in respect of the
deposited securities, the depositary will to the extent

practicable distribute securities or property

available to the
depositary resulting from such distribution

to the holders entitled thereto by

any means that the depositary may
deem equitable and practicable, or,

to the extent that the depositary deems

distribution of such securities or property
to not be equitable and practicable, any

U.S. dollars available to the depositary

from the net proceeds of sales of such
securities or property,

as in the case of cash.
Whenever we intend to distribute

a dividend payable at the election of the holders

of ordinary shares in cash or in
additional shares, we shall give notice thereof

to the depositary at least 30 days

prior to the proposed distribution
stating whether or not we wish such

elective distribution to be made available

to ADR holders.

Upon receipt of notice
indicating that we wish such elective distribution

to be made available to ADR holders,

the depositary shall consult
with us to determine, and we shall assist

the depositary in its determination, whether it is lawful and reasonably practicable to make such

elective distribution available to

the ADR holders. The depositary shall make

such elective
distribution available to ADR holders

only if (i) we shall have timely requested

that the elective distribution is available
to ADR holders, (ii) the depositary shall have

determined that such distribution is reasonably

practicable and (iii) the
depositary shall have received satisfactory

documentation within the terms of the deposit agreement

including,
without limitation, any legal opinions

of counsel in any applicable jurisdiction that

the depositary in its reasonable
discretion may request, at

our expense.

If the above conditions are not satisfied,

the depositary shall, to the extent
permitted by law,

distribute to the ADR holders, on

the basis of the same determination as is made in the local

market
in respect of the ordinary shares for which no

election is made, either (x) cash or (y) additional ADSs representing such
additional ordinary shares.

If the above conditions are satisfied, the depositary

shall establish a record date

and
establish procedures to

enable ADR holders to elect the receipt of the proposed

dividend in cash or in additional ADSs.

We shall assist the depositary in

establishing such procedures to

the extent necessary.

Nothing herein shall obligate
the depositary to make available

to ADR holders a method to receive the

elective dividend in ordinary shares (rather
than ADSs).

There can be no assurance that ADR holders

generally, or any

holder in particular,

will be given the
opportunity to receive elective distributions

on the same terms and conditions as the holders of ordinary

shares.
If the depositary determines that any

distribution of property other than cash (including ordinary shares or rights) on
deposited securities is subject to any tax

which the depositary or the custodian is obligated

to withhold, the
depositary may dispose of all or a portion of such property

in such amounts and in such manner as the depositary
deems necessary and practicable to pay

such taxes, by public or private

sale, and the depositary will distribute the net
proceeds of any such sale or the balance of any

such property after deduction of such taxes

to the holders entitled
thereto.
Changes Affecting Deposited Securities
Pursuant to the terms of the deposit agreement,

the depositary may,

in its discretion, and will if we so reasonably
request, amend the ADRs or distribute additional

or amended ADRs (with or without calling for the exchange

of any
ADRs) or cash, securities or property on the record

date set by the depositary therefor

to reflect any change in par
value, split-up, consolidation, cancellation

or other reclassification of deposited securities,

any share distribution or
any distribution other than cash, ordinary

shares or rights, which in each case is not distributed

to holders or any cash,
securities or property available to the

depositary in respect of the deposited securities from

(and the depositary is
authorized to surrender any

deposited securities to any person and, irrespective

of whether such deposited securities
are surrendered or otherwise cancelled by operation

of law,

rule, regulation or otherwise, to sell by public or private
sale any property received in connection

with) any recapitalization,

reorganization, merger,

consolidation, liquidation,
receivership, bankruptcy

or sale of all or substantially all of our assets, and

to the extent that the depositary does

not
so amend the ADRs or make a distribution

to holders to reflect any of the

foregoing, or the net proceeds thereof,
whatever cash, securities or property

results from any of the foregoing

shall constitute deposited securities and

each
ADS evidenced by an ADR shall automatically represent

its pro rata interest

in the deposited securities as then
constituted.

Promptly upon the occurrence of any of the aforementioned

changes affecting deposited

securities, we
shall notify the

depositary in writing of such occurrence and as soon as practicable after receipt of such notice, may
instruct the depositary to give notice thereof,

at our expense, to holders in accordance

with the provisions of the
deposit agreement. Upon receipt of such instruction,

the depositary shall give notice to the holders in accordance with the terms of the deposit agreement, as soon as reasonably practicable.
Record Dates

Contents
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Part II

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Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 25
The depositary may,

after consultation with us if practicable,

fix a record date (which, to the extent

applicable, shall be
as near as practicable to any corresponding

record date set by us)

for the determination of the holders who

shall be
responsible for the fee assessed by

the depositary for administration

of the ADR program and for any

expenses
provided in the deposit agreement as well as

for the determination of the holders

who shall be entitled to receive any
distribution on or in respect of deposited securities, to

give instructions for the exercise

of any voting rights, to receive
any notice or to act in respect of other matters

and only such holders shall be so entitled or obligated.
Voting of Deposited Securities
Subject to the following sentence, as

soon as practicable after receipt of notice

of any meetings at which the holders
of ordinary shares are entitled to

vote, or of solicitation of consents

or proxies from holders of ordinary

shares or
other deposited securities, the depositary shall fix the ADS record date in accordance with the deposit agreement

in
respect of such meeting or solicitation of consent

or proxy.

The depositary shall, if we request in writing

in a timely
manner (the depositary having no obligation

to take any further action

if the request shall not have been received

by
the depositary at least thirty (30) days’

prior to the date of such vote or meeting) and at

our expense and provided no
legal prohibitions exist, distribute

to holders a notice stating:
(i)
such information as is contained

in such notice and any solicitation materials;
(ii)
that each holder on the record date

set by the depositary therefor will, subject

to any applicable
provisions of Dutch law,

be entitled to instruct the depositary as to

the exercise of the voting rights,
if any,

pertaining to the deposited securities represented

by the ADSs evidenced by such holder’s
ADRs; and
(iii)
the manner in which such instructions may be given,

including instructions to give a discretionary
proxy to a person designated

by us.
Upon actual receipt by the ADR department of the depositary

of instructions of a holder on such record

date in the
manner and on or before the time established

by the depositary for such purpose, the depositary

shall endeavor,
insofar as practicable and permitted

under the provisions of,

or governing, deposited securities, to vote

or cause to be
voted the deposited securities represented

by such holder’s ADRs in accordance with such

instructions. The
depositary will not itself exercise

any voting discretion in respect

of any deposited securities. There is no guarantee
that holders generally or any

holder in particular will receive the notice described above with sufficient time to enable
such holder to return any voting instructions

to the depositary in a timely manner.

Notwithstanding anything contained

in the deposit agreement or any ADR, the depositary

may, to

the extent not
prohibited by law or regulations,

or by the requirements of the stock exchange

on which the ADSs are listed, in lieu of
distribution of the materials provided

to the depositary in connection with any

meeting of, or solicitation

of consents
or proxies from, holders of deposited

securities, distribute to holders of ADRs

a notice that provides such holders

with,
or otherwise publicizes to such holders,

instructions on how to retrieve such materials

or receive such materials upon
request ( i.e
., by reference to a website

containing the materials for

retrieval or a contact for

requesting copies of the
materials).

ADR holders are strongly encouraged

to forward their voting instructions

as soon as possible.

Voting instructions will
not be deemed received until such time as the ADR department responsible for proxies

and voting has received such
instructions notwithstanding that

such instructions may have been physically

received by the depositary prior to such
time.

Reports and Other Communications
We have delivered to

the depositary,

the custodian and any transfer

office a copy of all provisions of or governing

the
ordinary shares and any other deposited

securities issued by us or any of our affiliates

and, promptly upon any change
thereto, we will deliver to

the depositary,

the custodian and any transfer

office, a copy (in English or with an English
translation) of such provisions as

so changed.
Amendment and Termination

of the Deposit Agreement
Subject to the provisions of the deposit agreement,

the ADRs and the deposit agreement may at

any time be
amended by us and the depositary without your consent; provided that any amendment that imposes or increases

any
fees or charges (other than stock

transfer or other taxes

and other governmental charges,

transfer or registration

fees,
SWIFT,

cable, telex or facsimile transmission

costs, delivery costs or other such expenses),

or which otherwise
prejudices any substantial

existing right of yours, will take

effect 30 days after

notice of any such amendment has
been given to ADR holders. Every

holder of an ADR at the time any amendment to

the deposit agreement so becomes
effective will be deemed by continuing

to hold such ADRs to consent and agree to

such amendment and to be bound
by the deposit agreement as amended thereby.

In no event may any amendment

impair the right of any holder of
ADRs to surrender such ADRs and receive the deposited

securities represented thereby,

except in order to comply
with mandatory provisions of applicable law.

Any amendments or supplements which (i) are reasonably

necessary (as agreed by us and the depositary) in order

for
(a) the ADSs to be registered under the

Securities Act or (b) the ADSs or our ordinary shares to be traded solely in
electronic book-entry form and (ii) do not

in either such case impose or increase any fees

or charges to be borne by
holders of ADRs, shall be deemed not to prejudice any

substantial rights of such holders.

Notwithstanding the
foregoing, if any governmental

body or regulatory body should adopt new laws,

rules or regulations which would
require amendment or supplement of the deposit

agreement or the form of ADR to ensure

compliance therewith, we
and the depositary may amend or supplement the deposit

agreement and the form of ADR at any

time in accordance
with such changed laws, rules or regulations.

Such amendment or supplement to the deposit

agreement in such
circumstances may become effective

before a notice of such amendment or

supplement is given to holders

of ADRs or
within any other period of time as required for

compliance. Notice of any amendment to the

deposit agreement or
form of ADR shall not need to describe in detail

the specific amendments effectuated

thereby,

and failure to describe
the specific amendments in any such notice shall not

render such notice invalid,
provided, however,

that, in each such

Contents
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Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 26
case, the notice given to the holders identifies

a means for holders to retrieve

or receive the text of such amendment
( i.e
., upon retrieval from the SEC’s,

the depositary’s or our website or upon

request from the depositary).

The depositary may,

and shall at our written direction, terminate

the deposit agreement and the ADRs by mailing
notice of such termination to the ADR holders at

least 30 days prior to the date

fixed in such notice for such
termination; provided, however,

if the depositary shall have (i) resigned as depositary,

notice of such termination by
the depositary shall not be provided to ADR holders

unless a successor depositary shall not be operating

under the
deposit agreement within 60 days

of the date of such resignation, or (ii) been removed

as depositary,

notice of such
termination by the depositary shall not be provided

to ADR holders unless a successor depositary shall

not be
operating under the deposit agreement on

the 60
th

day after our notice of removal

was first provided

to the
depositary. After

the date so fixed for termination,

the depositary and its agents will perform no further

acts under
the deposit agreement and the ADRs, except

to receive and hold (or sell) distributions on deposited

securities and
deliver deposited securities being withdrawn.

As soon as practicable after the expiration

of 6 months from the date
so fixed for termination,

the depositary shall sell the deposited securities and shall thereafter

(as long as it may
lawfully do so) hold in a segregated

or unsegregated account

the net proceeds of such sales, together with any

other
cash then held by it under the deposit agreement, without

liability for interest, in trust

for the pro rata benefit

of the
holders of ADRs not theretofore

surrendered.

After making such sale, the depositary shall be discharged

from all
obligations in respect of the deposit agreement

and the ADRs, except to account

for such net proceeds and other
cash.

After the date so fixed for

termination, we shall be discharged from

all obligations under the deposit agreement
except for our obligations

to the depositary and its agents.
In the event that the depositary resigns,

is removed or is otherwise substituted, and

a successor thereto is appointed,
the successor depositary will promptly mail you

notice of such appointment.
Liability of Holder for Taxes
If any tax or other governmental

charges (including any penalties and/or

interest) become payable

by the custodian or
the depositary with respect to any

ADR, any deposited securities represented

by the ADSs evidenced thereby or any
distribution thereon, such tax or other governmental

charge will be paid by the holder thereof to the

depositary and
by holding or having held an ADR the holder and all prior holders,

jointly and severally,

agree to indemnify,

defend and
hold harmless each of the depositary and its agents

in respect thereof.

The depositary may refuse to effect

any
registration, registration

of transfer or any split

-up or combination of such ADR or any withdrawal

of deposited
securities underlying such ADR until such payment

is made. The depositary may also deduct from any

dividends or
other distributions or may sell by public or

private sale for your account

any part or all of the deposited securities
underlying such ADR and may apply such dividends, distributions or the proceeds of any such sale to pay

any such tax
or other governmental charges,

and the holder of such ADR shall remain liable for any

deficiency, and

the depositary
shall reduce the number of ADSs evidenced thereby to

reflect any such sales of shares.

In connection with any
distribution to holders, we will remit to

the appropriate governmental

authority or agency all amounts (if any)
required to be withheld and owing to such

authority or agency by us; and the depositary and the custodian will remit
to the appropriate governmental

authority or agency all amounts (if any) required

to be withheld and owing to such
authority or agency by the depositary or the custodian.

If the depositary determines that any distribution

in property
other than cash (including shares or rights) on deposited

securities is subject to any tax that the depositary

or the
custodian is obligated to

withhold, the depositary may dispose of all or a portion of such property in such amounts
and in such manner as the depositary deems necessary and practicable to pay such taxes, by

public or private sale,
and the depositary shall distribute the net proceeds

of any such sale or the balance of any such property

after
deduction of such taxes to

the holders entitled thereto. Each holder of an

ADR or an interest therein agrees to
indemnify the depositary,

us, the custodian and any of their respective

officers, directors, employees,

agents and
affiliates against, and

hold each of them harmless from, any claims by any

governmental authority with respect

to
taxes, additions to tax,

penalties or interest arising out of any refund

of taxes, reduced rate

of withholding at source or
other tax benefit obtained, which obligations

shall survive any transfer

or surrender of ADSs or the termination of the
deposit agreement.
Transfer

of American Depositary Receipts
The ADRs are transferable

on the books of the depositary,
provided

that the depositary may close the transfer

books
or any portion thereof at any time or from

time to time when deemed expedient by

it, and may also close the
issuance book portion of the transfer books

when reasonably requested by us solely

in order to enable us to comply
with applicable law. As a

condition precedent to the issue, registrat

ion, registration of transfer,

split-up or
combination of any ADR, the delivery of any

distribution thereon, or withdrawal of any

deposited securities, the
depositary,

we or the custodian may require (i) payment

of a sum sufficient to reimburse

it for any tax or other
governmental charge and any

stock transfer or

registration fee with respect

thereto (including any such

tax or charge
and fee with respect to ordinary shares

being deposited or withdrawn) and payment

of any applicable fees payable

by
the holders of ADRs under the deposit agreement,

(ii) proof of the identity of any signatory

and genuineness of any
signature, (iii) information as to

citizenship or residence, exchange

control approval,

beneficial ownership of any
securities, compliance with applicable law,

regulations, provisions of or

governing the deposited securities and terms
of the deposit agreement and the ADR or other information

as it may deem necessary or proper,

and (iv) compliance
with such regulations as the depositary may

establish consistent with the deposit

agreement. The issuance, transfer,
combination or split-up of ADRs or the withdrawal

of deposited securities may be suspended, generally

or in particular
instances, during any period when the transfer

books of the depositary or the books of ING or its agent

for the
registration and transfer

of ordinary shares are closed or if any such

action is deemed advisable by the depositary.
Limitations on Liability
Neither the depositary nor we nor any of our respective

directors, officers,

employees, agents or affiliates

will be
liable to you if by reason of any provision

of any present or future law,

rule, regulation, fiat, order or decree of the
United States, The Netherlands or

any other country or jurisdiction, or of any other

governmental or regulatory
authority or securities exchange or market

or automated quotation

system, or by reason of any

provision of or
governing any deposited securities or any

provision of our charter,

or by reason of any act of God, war,

terrorism,
nationalization, expropriation,

currency restrictions, work stoppage,

strike, civil unrest,

revolutions, rebellions,
explosions, computer failure

or circumstance beyond any

such party’s direct and immediate

control, the depositary,
we or any of our respective directors,

employees, agents or affiliates shall

be prevented or delayed

in performing, or
shall be subject to any civil or criminal penalty in connection with, any act which by the terms of the deposit

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 27
agreement or the ADRs it is provided shall

be done or performed by it or them (including, without limitation,

voting
pursuant to the terms of the ADRs); nor will the depositary,

we or any of our respective directors,

employees, agents
or affiliates incur any liability to

you by reason of any exercise

of, or failure

to exercise, any

discretion provided for
under the deposit agreement or any ADR (including,

without limitation, any failure

to determine that any distribution
or action may be lawful or reasonably practicable),

or for any action or inaction by it in

reliance upon the advice of or
information from legal counsel,

accountants, any person

presenting ordinary shares for

deposit, any ADR holder,

or
any other person believed by it to

be competent to give such advice or information.
Neither we nor the depositary nor any of our respective

directors, officers, employees,

agents or affiliates assume any
obligation or be subject to any liability

except to perform its obligations

to the extent they are specifically provided
under the deposit agreement or the ADRs without gross

negligence or willful misconduct. We, the depositary

and its
agents and may rely and shall be protected

in acting upon any written notice, request,

direction, instruction or
document believed to be genuine and to

have been signed, presented or given

by the proper party or parties.

The depositary and its agents have no

obligation to appear in, prosecute

or defend any action, suit or other
proceeding in respect of any deposited

securities or the ADRs, and we and our agents have

no obligation to appear in,
prosecute or defend any

action, suit or other proceeding in respect of any

deposited securities or the ADRs, which in
our opinion may involve us in expense

or liability, unless

indemnity satisfactory to us against

all expense (including
fees and disbursements of counsel)

and liability is furnished as often as may be required.
The depositary shall not be liable for the acts or omissions made by,

or the insolvency of, any

securities depository,
clearing agency or settlement system,

and shall not have any liability for

the price received in connection with any

sale
of securities, the timing thereof or any delay

in action or omission to act, nor shall it be responsible for any error or
delay in action, omission to act, default

or negligence on the part of the party so retained in

connection with any such
sale or proposed sale.

The depositary shall be under no obligation to inform

registered holders of ADRs or

any other
holders of an interest in any

ADSs about the requirements of the laws, rules or

regulations or any changes therein

or
thereto of any country or jurisdiction

or of any governmental or regulatory

authority or any securities exchange

or
market or automated quotation

system. The depositary and its

agents will not be responsible for any

failure to carry
out any instructions to vote

any of the Deposited Securities, for the manner in which

any such vote is cast or

for the
effect of any such vote.

The depositary may rely upon instructions

from us or our counsel in respect of any approval

or
license required for any currency

conversion, transfer

or distribution. The depositary and its agents

may own and deal
in any class of our securities and securities or our affiliates and in ADRs. Notwithstanding anything

to the contrary set
forth in the deposit agreement or an ADR, the

depositary and its agents may fully respond to

any and all demands or
requests for information

maintained by or on its behalf in connection with the deposit agreement, any ADR holder or
holders, any ADR or ADRs or otherwise related

thereto to the extent such

information is requested

or required by or
pursuant to any lawful authority,

including without limitation laws, rules, regulations,

administrative or judicial
process, banking, securities or other regulators.

None of us, the depositary or the custodian shall be liable for the failure by any registered

holder or beneficial owner
of ADRs to obtain the benefits of credits or refunds

of non-U.S. tax paid against

such holder's or beneficial owner's
income tax liability.

Neither we nor the depositary shall incur any

liability for any tax or tax

consequences that may be
incurred by registered holders

or beneficial owners of ADRs on account

of their ownership or disposition

of the ADRs
or ADSs.

The depositary shall not incur any liability for

the content of any information

submitted to it by or on our behalf for
distribution to the ADR holders or for

any inaccuracy of any translation

thereof, for any

investment risk associated
with acquiring an interest in the deposited

securities, for the validity or worth of the deposited

securities, for the
credit-worthiness of any third party,

for allowing any rights to lapse

upon the terms of the deposit agreement or for
the failure or timeliness of any notice from

us.

The depositary shall not be liable for any acts or

omissions made by a
successor depositary whether in connection with a previous

act or omission of the depositary or in connection with
any matter arising wholly after

the removal or resignation of the depositary,

unless a liability is directly caused by the
previous gross negligence or willful misconduct

of the depositary or its directors, officers,

employees, agents or
affiliates acting in their capacities as such under

the deposit agreement.

Neither we nor the depositary nor any of our

respective agents shall be liable to registered

holders of ADRs or
beneficial owners of interests

in ADSs for any indirect, special, punitive

or consequential damages (including, without
limitation, legal fees and expenses)

or lost profits, in each case of any form

incurred by any person

or entity, whether
or not foreseeable and regardless

of the type of action in which such a claim may be brought.

The depositary shall not be responsible for,

and shall incur no liability in connection with or arising from any act or
omission to act on the part of the custodian except

to the extent that (i) such custodian

was not us or one of our
affiliates when such act or omission occurred

and (ii) a holder has incurred liability directly as a result of the custodian
having (a) committed fraud

or willful misconduct in the provision of custodial

services to the depositary or (b) failed to
use reasonable care in the provision

of custodial services to the depositary as determined

in accordance with the
standards prevailing

in the jurisdiction in which the custodian is located.

As long as we or one of our affiliates is
serving as the custodian with respect to the deposit

agreement we shall be solely liable for each and

any act or failure
to act on the part of the custodian.
No disclaimer of liability under the Securities Act of 1933 or the Securities Exchange

Act of 1934, to the extent
applicable, is intended by any provision

of the Deposit Agreement.
Governing Law,

Submission to Jurisdiction and Waiver

of Right to Trial

by Jury
The deposit agreement is governed by and

construed in accordance with the laws of the

State of New York.
We have irrevocably

agreed that any legal suit, action

or proceeding against us brought

by the depositary or any
holder, arising

out of or based upon the deposit agreement or the transactions contemplated thereby,

may be
instituted in any state

or federal court in New York,

New York,

and irrevocably waive any

objection which we may now
or hereafter have to the laying

of venue of any such proceeding, and irrevocably

submit to the non-exclusive
jurisdiction of such courts in any such suit, action or proceeding.

We have also irrevocably

agreed that any legal suit,
action or proceeding against the depositary

brought by us, arising out of or based upon the deposit

agreement or the
transactions contemplated

thereby, may

only be instituted in a state

or federal court in New York,

New York.

Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 28
Each holder or beneficial owner of ADSs and each holder of

interests therein, has irrevocably

agreed that any legal
suit, action or proceeding against

or involving us or the depositary,

arising out of or based on the deposit agreement,
the ADSs, or the transactions contemplated

thereby,

may only be instituted in a state

or federal court in New York,
New York, and each such

party has irrevocably waived any

objection which it may now or hereafter have

to the laying
of venue of any such proceeding, and irrevocably

submits to the exclusive jurisdiction of such courts

in any such suit,
action or proceeding.

Each party to the deposit agreement, including

each holder and beneficial owner and/or holder

of interests in ADRs,
irrevocably waives, to the

fullest extent permitted by

applicable law,

any right it may have to

a trial by jury in any suit,
action or proceeding against the depositary

and/or us directly or indirectly arising out

of or relating to the ordinary
shares or other deposited securities, the ADSs or the ADRs, the deposit agreement or any transaction

contemplated
therein, or the breach thereof,

whether based on contract, tort, common

law or any other theory.

Appointment
In the deposit agreement, each registered

holder of ADRs and each person holding an interest

in ADSs, upon
acceptance of any ADSs (or any interest

therein) issued in accordance with the terms

and conditions of the deposit
agreement shall be deemed for all purposes

to:

(a) be a party to and bound by the terms of the deposit agreement and the applicable ADR(s), and

(b) appoint the depositary its attorney

-in-fact, with full power to delegate,

to act on its behalf and to take

any
and all actions contemplated in the deposit

agreement and the applicable ADR(s), to adopt any

and all procedures
necessary to comply with applicable law and to take

such action as the depositary in its sole discretion may

deem
necessary or appropriate to carry out the

purposes of the deposit agreement and the applicable ADR(s), the taking of
such actions to be the conclusive determinant

of the necessity and appropriateness

thereof.